UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Chain Bridge Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Chain Bridge Bancorp, Inc.

1445-A Laughlin Avenue

McLean, VA 22101

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

This notice is sent to stockholders of Chain Bridge Bancorp, Inc., a Delaware corporation (the “Company”) and registered bank holding company for Chain Bridge Bank, N.A. (the “Bank”), in connection with our Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 2:00 p.m. Eastern Time on Wednesday, June 18, 2025.

The Annual Meeting will address the election of directors, ratification of the appointment of an independent registered public accounting firm, and other business as described within our proxy statement. Stockholders of record as of the close of business on April 21, 2025 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. The Annual Meeting will be conducted in a virtual format, allowing stockholders to participate remotely via video conference. Stockholders wishing to participate or vote must register in advance. Instructions for accessing the virtual Annual Meeting, including how to log in, vote, and submit questions during the meeting, are provided in the “General Information and Voting Procedures” section of this proxy statement and on your proxy card.

For any questions regarding this notice, the Annual Meeting, or for assistance in the registration process, please contact:

David M. Evinger, President & Corporate Secretary

devinger@chainbridgebank.com

(703) 748-7389

The Company appreciates your continued support and looks forward to your participation in the Annual Meeting.

CHAIN BRIDGE BANCORP, INC.

By Order of the Board,

David M. Evinger President & Corporate Secretary

April 28, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 18, 2025. The Notice of 2025 Annual Meeting of Stockholders, Proxy Statement, and the 2024 Annual Report to Stockholders are available at https://ir.chainbridgebank.com/. We expect to begin mailing paper copies of these materials to stockholders on or about May 6, 2025.

Chain Bridge Bancorp, Inc.

1445-A Laughlin Avenue

McLean, VA 22101

PROXY STATEMENT FOR

THE 2025 ANNUAL MEETING OF STOCKHOLDERS

OF CHAIN BRIDGE BANCORP, INC.

This proxy statement is furnished to the stockholders of Chain Bridge Bancorp, Inc., a Delaware corporation (the “Company”) and the registered bank holding company for Chain Bridge Bank, N.A. (the “Bank”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held exclusively online via a virtual meeting platform, at 2:00 p.m. Eastern Daylight Time (EDT) on Wednesday, June 18, 2025, and at any adjournment or postponement thereof. At the Annual Meeting, stockholders will be asked to consider and vote upon the election of directors, the ratification of the appointment of an independent registered public accounting firm, and any other business that may properly come before the meeting, as described in more detail in this proxy statement.

Instructions for accessing the virtual Annual Meeting, including how to log in, vote, and submit questions during the meeting, are provided in the “General Information and Voting Procedures” section of this proxy statement and on your proxy card.

This proxy statement has been prepared by the Company’s senior management (“Management”), reviewed and approved by the Board, and is being distributed or made available to stockholders on or about May 6, 2025, together with a proxy card and the Company’s 2024 Annual Report to Stockholders. The Annual Report includes the Chairman’s Letter to Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities Exchange Commission (“SEC”).

GENERAL INFORMATION AND VOTING PROCEDURES

What matters will be voted on at the Annual Meeting?

The following proposals are scheduled to be submitted to stockholders for a vote at the Annual Meeting:

1.

Election of Directors. To elect thirteen (13) directors to serve until the 2026 Annual Meeting of the Stockholders of the Company and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

As of the date of this proxy statement, the Board is not aware of any other matters expected to be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the individuals named as proxy holders will have discretionary authority to vote on such matters in accordance with their judgment, including any proposal to adjourn or postpone the Annual Meeting to a later date.

How does the Board recommend that stockholders vote?

The Board has carefully reviewed and considered each proposal to be presented at the Annual Meeting and unanimously recommends that stockholders vote as follows:

1.

FOR the Election of Directors: The Board recommends a vote “FOR” the election of all thirteen (13) nominees named in this proxy statement. The Board believes that the nominees collectively possess the appropriate qualifications, experience, and range of perspectives necessary to effectively oversee the Company’s business, strategy, and operations.

2.

FOR the Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as Independent Registered Public Accounting Firm: The Board recommends a vote “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee has evaluated the qualifications, performance, and independence of the firm and has determined that it is well qualified to serve in this role.

The Board unanimously determines that approval of each proposal set forth in this proxy statement is advisable and in the best interests of the Company and its stockholders, and accordingly recommends that stockholders vote “FOR” each such proposal.

Who is eligible to vote?

Holders of record of the Company’s common stock at the close of business on April 21, 2025 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, the Company had 3,119,317 shares of Class A common stock, par value $0.01 per share (“Class A common stock”), issued and outstanding, and 3,442,500 shares of Class B common stock, par value of $0.01 per share (“Class B common stock”), issued and outstanding. Class A common stock was held by 24 holders of record and Class B common stock was held by 184 holders of record.

In accordance with Section 219 of the Delaware General Corporation Law, a list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten (10) days prior to the meeting at the Company’s principal executive offices located at 1445-A Laughlin Avenue McLean, VA 22101.

How can I attend the Annual Meeting?

The 2025 Annual Meeting will be conducted exclusively as a virtual meeting. Only stockholders of record as of the close of business on the Record Date are entitled to attend and participate. To ensure a secure and orderly meeting, guests and other non-stockholders will not be permitted to attend. Stockholders who plan to attend the virtual Annual Meeting must register in advance.

The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting and vote online. The Annual Meeting can be accessed by visiting https://www.proxydocs.com/CBNA and entering your control number which is included in the proxy materials mailed to you. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting. We recommend that you log in a few minutes before the Annual Meeting to ensure that you are logged in when the meeting starts.

How can I ask questions during the Annual Meeting?

Stockholders are encouraged to actively participate in the Annual Meeting by submitting questions either within the virtual meeting platform or by submitting questions to the Corporate Secretary at ir@chainbridgebank.com.

The Company welcomes your questions and looks forward to engaging with stockholders during the Annual Meeting. We will make every effort to address as many questions as time permits and encourage thoughtful participation throughout the meeting.

VOTING RIGHTS AND PROXIES

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD STRONGLY ENCOURAGES YOU TO CAREFULLY REVIEW THIS PROXY STATEMENT AND TO PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS. DOING SO HELPS TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND YOUR VOICE IS HEARD IN THE DECISIONS THAT AFFECT THE COMPANY.

Please note: Some stockholders may hold shares in different capacities or registrations. For example, you may hold shares (i) directly in your name as a registered holder; (ii) as custodian for a minor child; (iii) in a trust in which you serve as trustee; or (iv) in a retirement or brokerage account where shares are held in “street name” by an intermediary. To ensure all of your shares are properly voted, you must submit a separate vote or voting instruction for each registration or capacity in which you hold shares.

How many votes do I have?

Each share of Class A common stock entitles the holder to one (1) vote on each matter properly presented for a vote at the Annual Meeting. Each share of Class B common stock entitles the holder to ten (10) votes on each such matter. Stockholders may not cumulate votes in the election of directors or otherwise.

How do I vote?

For Stockholders of Record: If your shares are directly registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, as of the close of business on the Record Date, you are deemed the record stockholder with respect to those shares. As a stockholder of record, you may vote your shares online during the Annual Meeting or by submitting your proxy in advance by internet, telephone, or mail, as instructed in your proxy materials.

For Beneficial Owners: If your shares are held in an account at a broker, bank or other intermediary (commonly referred to as holding in “street name”) as of the close of business on the Record Date, you are considered the beneficial owner of those shares. Your broker, bank, or other intermediary is responsible for providing you with proxy materials and voting instructions. As the beneficial owner, you have the right to direct your intermediary how to vote your shares by following the instructions provided.

Voting Options:

•

Electronically: You can vote online via BetaNXT (https://www.proxydocs.com/CBNA) by following the instructions provided in your proxy materials. If you vote online, you do not need to return your proxy card by mail. Please note: If your shares are registered under different names or you hold shares in more than one capacity (e.g., as an individual and as a trustee), you will receive multiple proxy cards, each with a unique control number. You must vote each proxy card separately to ensure that all of your shares are voted.

•

By Mail: You may vote by mail by completing, signing, and returning your proxy card in the enclosed self-addressed, postage-prepaid envelope. To ensure that your votes are counted, your proxy card must be received prior to the commencement of the Annual Meeting. If you hold shares in different names or capacities, you will receive separate proxy cards. To vote all shares by mail, you must complete and return each proxy card in its corresponding envelope.

•

By Telephone: You may participate by calling the toll-free number listed on your proxy card and following the automated instructions. To ensure that your votes are properly recorded, you must call prior to the commencement of the Annual Meeting. You will be asked to provide the control number located on your proxy card to verify your identity. If you hold shares in different names or capacities, you will receive separate proxy cards, each with a unique control number. To vote all shares by telephone, you must call separately for each proxy card using the corresponding control number.

•	At the Annual Meeting: If you are a stockholder of record as of the close of business on the Record Date, you may attend the Annual Meeting and vote your shares electronically during the meeting.

For Beneficial Owners of Shares Held in “Street Name”:

•

If your shares are held in an account at a broker, bank, or other intermediary (commonly referred to as holding in “street name”), you are considered a beneficial owner and not a stockholder of record. You will receive separate voting instructions from your broker, bank, or other intermediary. To ensure your shares are voted, you must follow the voting instructions provided by your intermediary. Please note: Because the election of directors is considered a “non-routine” matter under New York Stock Exchange (“NYSE”) rules, your broker may not vote on your behalf unless you provide specific voting instructions.

What is the deadline for voting?

All proxies must be submitted and received by 2:00 p.m. EDT on the date of the Annual Meeting, whether submitted electronically or sent by mail. To ensure your vote is counted, the Board strongly recommends submitting your proxy in advance of the Annual Meeting, even if you intend to attend. Submitting your proxy ahead of time ensures that your shares are voted even if your plans change and you are unable to attend.

Please note: If you vote by more than one method, only the most recent vote received will be counted. For example, if you submit a proxy online or by mail and later vote during the Annual Meeting, your in-meeting vote will override any previously submitted proxy.

Summary of Voting Standards and Effect of Abstentions and Broker Non-Votes

Proposal Number	Proposal Description	Board Recommendation	Required Vote	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	FOR each nominee	Majority of votes cast by holders entitled to vote	Not counted as votes cast	Not voted; not counted as cast
2	Ratification of Appointment of Independent Auditor (YHB)	FOR	Majority of votes cast by holders entitled to vote	Not counted as votes cast	Voted at broker’s discretion¹

¹ This is a “routine” matter under NYSE Rule 452; brokers may vote without specific client instructions.

How are votes counted?

General Voting Rights: Each share of Class A common stock entitles the holder to one (1) vote on each matter properly presented for a vote at the Annual Meeting, and each share of Class B common stock entitles its holder to ten (10) votes on each such matter.

Election of Directors: To be elected as a director, each nominee must receive a majority of the votes cast by the common stockholders entitled to vote in the election as of the Record Date. There is no cumulative voting for the election of directors.

Ratification of Independent Registered Public Accounting Firm: Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, requires the affirmative vote of a majority of the votes cast by common stockholders entitled to vote as of the Record Date.

How will my shares be voted if I do not give specific voting instructions?

Proxies that are properly completed, signed and received in a timely manner will be voted in accordance with the instructions specified by the stockholder. However, if you do not provide specific voting instructions, your shares will be voted as follows:

Stockholders of Record: If you (i) indicate that you wish to vote in accordance with the recommendations of the Board, or (ii) sign, date and return a proxy card without providing specific voting instructions, then the individuals named as proxy holders will vote your shares as recommended by the Board on all proposals described in this proxy statement. The proxy holders will also have discretionary authority to vote your shares on any other matters that are properly presented for a vote at the Annual Meeting. If you do not return a signed and dated proxy card, or otherwise vote your shares, then your shares will not be voted and will not be counted in the vote on any matter presented at the Annual Meeting.

Beneficial Owners (Shares Held in “Street Name”): If your shares are held by a broker, bank or other intermediary, and you do not provide voting instructions to that intermediary before the Annual Meeting, then your broker, bank or other intermediary may vote your shares only in certain limited circumstances, in accordance with the rules of the NYSE that govern discretionary voting by brokers and banks. These rules permit your broker to vote your shares on “routine matters,” such as the ratification of the appointment of our independent registered public accounting firm, even if you have not provided instructions.

With respect to the proposal to ratify the appointment of our independent registered public accounting firm, if you do not submit voting instructions, your broker, bank or other intermediary may vote your shares in its discretion or may choose not to vote your shares.

In contrast, the election of directors is classified as a “non-routine” matter under NYSE rules. If you do not provide voting instructions to your broker, bank, or other intermediary for a non-routine matter, your shares will not be voted on that matter. This lack of voting authority by an intermediary due to the absence of instructions from the beneficial owner is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting, but will not be counted as votes cast either “for” or “against” the non-routine proposal. Accordingly, it is important that you instruct your broker, bank, or other intermediary how to vote your shares on all non-routine matters to ensure that your vote is counted.

How are abstentions treated?

As a stockholder, you have the option to vote “FOR” or “AGAINST” each proposal. Alternatively, you may choose to “ABSTAIN” from voting on any proposal, in which case your vote will be treated as follows:

Election of Directors: In the election of directors, abstentions are not considered votes cast and therefore have no effect on the outcome of the election.

Ratification of the Appointment of Independent Registered Public Accounting Firm: Similarly, for the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, abstentions are not considered votes cast and therefore do not affect the outcome of the proposal.

What constitutes a quorum?

A quorum is required for conducting business at the Annual Meeting. Under the Company’s Amended and Restated Bylaws (the “Bylaws”), the presence, either in person or by valid proxy, of stockholders representing a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. Because all matters to be voted upon at the Annual Meeting will be voted on by holders of Class A and Class B common stock voting together as a single class, the presence of holders representing a majority of the combined voting power of both classes will constitute a quorum.

For the purpose of establishing a quorum and accurately tabulating votes, the Board has appointed a duly authorized Inspector of Election, consistent with the Company’s Bylaws. The Inspector of Election will oversee the voting process at the Annual Meeting, including the determination of whether a quorum is present and the certification of the final vote totals.

Both abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. However, they will not be counted as votes cast “for” or “against” any proposal. If a quorum is not present at the beginning of the meeting, the Annual Meeting may be adjourned or postponed to a later date or time in order to permit the solicitation of additional proxies and the establishment of a quorum.

How can I revoke my proxy or voting instructions and change my vote?

If you wish to revoke or change a proxy or voting instructions you previously submitted, whether by mail or electronically, you have several options available prior to the commencement of voting at the Annual Meeting:

•	Submit a New Proxy: The most recent proxy you submit before the start of the Annual Meeting will supersede any earlier proxy, thereby revoking any previously submitted voting instructions.

•

Written Notice: You may revoke your proxy by delivering a written notice of revocation to Chain Bridge Bancorp, Inc., Attention: David M. Evinger, Corporate Secretary, at 1445-A Laughlin Avenue, McLean, VA 22101. Notices may also be by email to devinger@chainbridgebank.com or facsimile at 703-748-2007, provided they are received before the voting begins at the Annual Meeting.

•

Vote at the Annual Meeting: If you are a stockholder of record, you may revoke any previously submitted proxy by voting electronically during the Annual Meeting. Please note that simply attending the meeting without voting will not revoke a previously submitted proxy.

•

For Shares Held in Street Name: If your shares are held through a broker, bank, or other intermediary, you should contact your intermediary directly for instructions on how to revoke or change your voting instructions.

How will the Company solicit proxies, and who will pay for the cost of solicitations?

The enclosed proxy is being solicited by the Board, and all expenses related to the solicitation, including the cost of preparing, assembling, printing, and mailing proxy materials, will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally, by telephone, or through electronic communication by the Company’s directors, officers, or employees. These individuals will not receive any additional compensation for such solicitation efforts.

The Company will reimburse brokers, banks, fiduciaries, and other nominees for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company’s common stock. As of the date of this proxy statement, the Company has not engaged, and does not currently intend to engage, any third party proxy solicitation firm in connection with the Annual Meeting.

COMMON STOCK OUTSTANDING

As of the Record Date, the latest practicable date prior to the filing of this proxy statement, the Company had 3,119,317 shares of Class A common stock and 3,442,500 shares of Class B common stock outstanding. The Class A common stock and Class B common stock represent 8.31% and 91.69%, respectively, of the total combined voting power of the Company’s common stock. There is currently no public market for the Class B common stock. Each share of Class B common stock remains convertible, at the option of the holder, into one share of Class A common stock at any time, subject to the terms and conditions set forth in the Company’s Amended and Restated Certificate of Incorporation.

As of the Record Date, 8,500 shares of Class A common stock and all 3,442,500 shares of the Class B common stock constituted “restricted securities” within the meaning of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be sold in the public market only if registered under the Securities Act or if they qualify for an exemption from registration under Rule 144. On April 1, 2025, the contractual lock-up agreements entered into by certain pre-IPO investors in connection with the Company’s initial public offering in October 2024 expired. As a result, as of the Record Date, no shares of the Company’s Class A common stock or Class B common stock were subject to contractual transfer restrictions under those lock-up agreements.

As of the Record Date, the Company’s Class A common stock was held by 24 stockholders of record, including Cede & Co., as nominee for The Depository Trust Company, which holds shares held by our beneficial stockholders whose shares were held in “street name” through a broker, bank or other intermediary. The Company’s Class B common stock was held by 184 stockholders of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This section sets forth information, as of the Record Date, regarding the beneficial ownership of our common stock by our principal stockholders, executive officers and directors.

Our principal stockholders include members of the “Fitzgerald Family,” which refers to the lineal descendants of Gerald Francis Fitzgerald, deceased, and Marjorie Gosselin Fitzgerald, their spouses or surviving spouses, children, and grandchildren, and the spouses of their children and grandchildren. These persons include, but are not limited to, Peter Gosselin Fitzgerald, Gerald Francis Fitzgerald, Jr., James Gosselin Fitzgerald, Thomas Gosselin Fitzgerald, Julie Fitzgerald Schauer, Thomas Gosselin Fitzgerald, Jr., Andrew James Fitzgerald, and Lauren Fitzgerald Peterson. To the Company’s knowledge, no member of the Fitzgerald Family is a party to any voting agreement, or other arrangement or understanding, with respect to the voting or disposition of shares of the Company’s common stock.

For the purposes of this section of the proxy statement, a person is deemed to be a beneficial owner of a share of common stock if such person has or shares voting power, which includes the power to vote or to direct the voting of such share, or investment power, which includes the power to dispose of or to direct the disposition of such share. A person is also deemed to be a beneficial owner of any shares of which that person has a right to acquire beneficial ownership within 60 days, including through the exercise of stock options, warrants, or other convertible securities. Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated in the footnotes to the table below, and subject to community property laws where applicable, we believe that each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such person.

The Company is not aware of any agreements, arrangements, or understandings, including any pledge of securities, the operation of which may at a subsequent date result in a change of control of the Company.

Beneficial Ownership of Principal Stockholders, Executive Officers and Directors

The following table sets forth information, as of the Record Date, regarding the beneficial ownership of the Company’s Class A common stock and Class B common stock 2025 by:

•

each person or entity known by the Company to beneficially own more than 5% of any class of the Company’s outstanding common stock, including certain members of the Fitzgerald Family (as defined herein);

•	members of the Fitzgerald Family, in the aggregate;
•	each of the Company’s executive officers;
•	each of the Company’s directors; and
•	all of the Company’s directors and executive officers as a group.

Except as otherwise indicated by footnote, the address for each person or entity listed in the table below is c/o Chain Bridge Bancorp, Inc., 1445-A Laughlin Avenue, McLean, Virginia 22101.

	Class A Common Stock		Class B Common Stock(a)		Total Voting Power(b)
Name	Number	%	Number	%	%
Greater than 5% Stockholders and members of the Fitzgerald Family
Peter G. Fitzgerald(1)	–	–	1,027,820	29.86%	27.38%
Julie Fitzgerald Schauer(2)	–	–	647,360	18.80%	17.24%
Gerald F. Fitzgerald, Jr.(3)	–	–	535,670	15.56%	14.27%
James G. Fitzgerald(4)	–	–	463,080	13.45%	12.33%
Thomas G. Fitzgerald(5)	–	–	371,620	10.80%	9.90%
Thomas G. Fitzgerald, Jr.(6)	2,504	*	213,350	6.20%	5.69%
Lauren Fitzgerald Peterson(7)	–	–	189,040	5.49%	5.04%
Andrew J. Fitzgerald(8)	2,504	*	175,100	5.09%	4.67%
Members of the Fitzgerald Family, in the aggregate (8 persons)(9)	5,008	0.16%	2,316,080	67.28%	61.70%
Other 5% Stockholders
FJ Capital Management LLC(10)	311,440	9.98%	–	–	*
Hingham Unpledged Securities Corporation(11)	238,633	7.65%	–	–	*
Alliance Bernstein L.P.(12)	238,069	7.63%	–	–	*
Philip F. Herrick, JR. and Carole L. Herrick Trust(13)	214,030	6.86%	–	–	*
Gator Capital Management, LLC(14)	199,722	6.40%	–	–	*
Directors and Executive Officers
Peter G. Fitzgerald(1)	–	–	1,027,820	29.86%	27.38%
Thomas G. Fitzgerald, Jr.(6)	2,504	*	213,350	6.20%	5.69%
Andrew J. Fitzgerald(8)	2,504	*	175,100	5.09%	4.67%
Paul W. Leavitt(15)	1,196	*	79,050	2.30%	2.11%
John J. Brough, II(16)	1,252	*	70,380	2.04%	1.88%
David M. Evinger(17)	125	*	53,720	1.56%	1.43%
Joseph M. Fitzgerald(18)	1,252	*	27,880	*	*
Benita Thompson-Byas(18)	188	*	18,020	*	*
Joanna R. Williamson(18)	753	*	5,950	*	*
Michelle L. Korsmo(18)	626	*	3,400	*	*
Michael J. Conover(18)	3,250	*	170	*	*
Mark Martinelli(18)	2,000	*	170	*	*
Yonesy F. Núñez(18)	1,807	*	170	*	*
James R. Pollock(18)	3,131	*	–	–	*
Leigh-Alexandra Basha(18)	–	–	170	*	*
All Directors and Executive Officers as a group (15 persons)(19)	20,588	0.66%	1,675,350	48.67%	44.68%
*	Represents less than 1%.

(a)

Shares of Class B common stock are convertible at any time at the option of the holder into shares of Class A common stock on a one-for-one basis, subject to the terms and conditions set forth in the Company’s Amended and Restated Certificate of Incorporation.

(b)

Percent of total voting power is calculated based on the combined voting power of all outstanding shares of the Company’s Class A common stock and Class B common stock, voting together as a single class. Each share of Class B common stock is entitled to ten votes per share, and each share of Class A common stock is entitled to one vote per share.

(1)

Includes (a) 229,500 shares of Class B common stock held directly by Peter G. Fitzgerald and 68,000 shares held by his spouse and (b) 730,320 shares of Class B common stock held within trusts for which he serves as trustee, co-trustee, or adviser, and for which he may be deemed to have voting or investment power. These shares consist of 444,550 shares of Class B common stock held by the Everglades Trust (adviser), 103,190 shares of Class B common stock held by the JBF 2013 Trust (trustee), 103,020 shares of Class B common stock held by the Fitzgerald 2002 Special Trust (co-trustee), and 79,560 shares of Class B common stock held by the GFF Family Trust (co-trustee). Peter G. Fitzgerald disclaims beneficial ownership of the shares held within the foregoing trusts except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Peter G. Fitzgerald may be deemed to have voting or investment power but no other shares of Class B common stock, Peter G. Fitzgerald may be deemed to have voting or investment power over 1,027,820 shares of Class A common stock, representing 24.78% of the outstanding shares of Class A common stock after the conversion.

(2)

One West Northwest Highway, Palatine, Illinois 60067. Includes (a) 436,220 shares of Class B common stock held within the Julie Fitzgerald Schauer 1994 Trust for which Julie Fitzgerald Schauer serves as the trustee and is the sole beneficiary and (b) 211,140 shares of Class B common stock held by JEM Management, L.P., a family limited partnership of which Julie Fitzgerald Schauer is the trustee of the majority general partner and for which she may be deemed to have voting or investment power. Julie Fitzgerald Schauer disclaims beneficial ownership of the shares held within the foregoing limited partnership except to the extent of her pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Julie Fitzgerald Schauer may be deemed to have voting or investment power but no other shares of Class B common stock, Julie Fitzgerald Schauer may be deemed to have voting or investment power over

647,360 shares of Class A common stock, representing 17.19% of the outstanding shares of Class A common stock after the conversion.

(3)

One West Northwest Highway, Palatine, Illinois 60067. Includes (a) 211,140 shares of Class B common stock held by JEM Management, L.P., a family limited partnership of which Gerald F. Fitzgerald, Jr. is the managing general partner and for which he may be deemed to have voting or investment power, (b) 141,950 shares of Class B common stock held by SC Investments II, L.P., a family limited partnership of which he is the general partner and for which he may be deemed to have voting or investment power and (c) 103,020 and 79,560 shares of Class B common stock for which he may be deemed to have voting or investment power held, respectively, by the Fitzgerald 2002 Special Trust and the GFF Family Trust for which he serves as a co-trustee and for which he may be deemed to have voting or investment power. Gerald F. Fitzgerald, Jr. disclaims beneficial ownership of the shares held within the foregoing trusts and limited partnerships except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Gerald F. Fitzgerald, Jr. may be deemed to have voting or investment power but no other shares of Class B common stock, Gerald F. Fitzgerald, Jr. may be deemed to have voting or investment power over 535,670 shares of Class A common stock, representing 14.66% of the outstanding shares of Class A common stock after this conversion.

(4)

1629 W. Colonial Parkway, Inverness, IL 60067. Includes (a) 59,500 shares of Class B common stock held directly by James G. Fitzgerald, (b) 170,000 shares of Class B common stock held by Otis Road Investments, L.P., a family limited partnership for which James G. Fitzgerald is a co-manager of the limited liability company managing general partner and for which he may be deemed to have voting or investment power, (c) 51,000 shares of Class B common stock held by Anhinga Trust for which he serves as a trustee and for which he may be deemed to have voting or investment power and (d) 103,020 and 79,560 shares of Class B common stock held, respectively, by the Fitzgerald 2002 Special Trust and the GFF Family Trust for which James G. Fitzgerald serves as a co-trustee and for which he may be deemed to have voting or investment power. James G. Fitzgerald disclaims beneficial ownership of the shares held within the foregoing trusts and limited partnership except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which James G. Fitzgerald may be deemed to have voting or investment power but no other shares of Class B common stock, James G. Fitzgerald may be deemed to have voting or investment power over 463,080 shares of Class A common stock, representing 12.93% of the outstanding shares of Class A common stock after this conversion.

(5)

1629 W. Colonial Parkway, Inverness, IL 60067. Includes (a) 189,040 shares of Class B common stock held by TGF Investments, L.P., a family limited partnership for which Thomas G. Fitzgerald is a co-manager of the limited liability company managing general partner and for which he may be deemed to have voting or investment power and (b) 103,020 and 79,560 shares of Class B common stock held, respectively, within the Fitzgerald 2002 Special Trust and the GFF Family Trust for which he serves as a co-trustee and for which he may be deemed to have voting or investment power. Thomas G. Fitzgerald disclaims beneficial ownership of the shares held within the foregoing trusts and limited partnership except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Thomas G. Fitzgerald may be deemed to have voting or investment power but no other shares of Class B common stock, Thomas G. Fitzgerald may be deemed to have voting or investment power over 371,620 shares of Class A common stock, representing 10.65% of the outstanding shares of Class A common stock after this conversion.

(6)

Includes (a) 7,310 shares of Class B common stock held directly by Thomas G. Fitzgerald, Jr., (b) 2,504 shares of Class A common stock and 17,000 shares of Class B common stock jointly owned by Thomas G. Fitzgerald Jr. and his spouse and (c) 189,040 shares of Class B common stock held by TGF Investments, L.P., a family limited partnership for which Thomas G. Fitzgerald, Jr. is a co-manager of the limited liability company managing general partner and for which he may be deemed to have voting or investment power. Thomas G. Fitzgerald, Jr. disclaims beneficial ownership of the shares held within the foregoing limited partnership except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Thomas G. Fitzgerald, Jr. may be deemed to have voting or investment power but no other shares of Class B common stock, Thomas G. Fitzgerald, Jr. may be deemed to have voting or investment power over 215,854 shares of Class A common stock, representing 6.48% of the outstanding shares of Class A common stock after this conversion.

(7)

1629 W Colonial Parkway, Inverness, IL 60067. Includes 189,040 shares of Class B common stock held by TGF Investments, L.P., a family limited partnership for which Lauren Fitzgerald Peterson is a co-manager of the limited liability company managing general partner and for which she may be deemed to have voting or investment power. Lauren Fitzgerald Peterson disclaims beneficial ownership of the shares held within the foregoing limited partnership except to the extent of her pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Lauren Fitzgerald Peterson may be deemed to have voting or investment power but no other shares of Class B common stock,

Lauren Fitzgerald Peterson may be deemed to have voting or investment power over 189,040 shares of Class A common stock, representing 5.71% of the outstanding shares of Class A common stock after this conversion.

(8)

Includes (a) 5,100 shares of Class B common stock and 2,504 shares of Class A common stock held within the Andrew J. Fitzgerald 2011 Trust, for which Andrew J. Fitzgerald serves as the trustee and is the sole beneficiary and (b) 170,000 shares of Class B common stock held by Otis Road Investments, L.P., a family limited partnership for which Andrew J. Fitzgerald is a managing general partner and a co-manager of the limited liability company managing general partner and for which he may be deemed to have voting or investment power. Andrew J. Fitzgerald disclaims beneficial ownership of the shares held within the foregoing limited partnership except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which Andrew J. Fitzgerald may be deemed to have voting or investment power but no other shares of Class B common stock, Andrew J. Fitzgerald may be deemed to have voting or investment power over 177,604 shares of Class A common stock, representing 5.39% of the outstanding shares of Class A common stock after this conversion.

(9)

Represents the aggregate number of shares of Class A and Class B common stock beneficially owned by the eight individuals identified above as members of the Fitzgerald Family. As of the Record Date, these individuals collectively beneficially owned 5,008 shares of Class A common stock and 2,316,080 shares of Class B common stock. Assuming full conversion of the 2,316,080 Class B shares into an equal number of shares of Class A common stock, and no conversion of any other outstanding Class B shares, members of the Fitzgerald Family, in the aggregate, would be deemed to beneficially own 2,321,088 shares of Class A common stock, representing approximately 42.70% of the outstanding shares of Class A common stock following such conversion. As described in footnotes (1) through (8), members of the Fitzgerald Family hold their shares through various trusts and other entities, and may be deemed to share voting or investment power with such entities under the rules of the SEC, including Rule 13d-3 and Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To the Company’s knowledge, no member of the Fitzgerald Family is a party to any agreement, arrangement, or understanding, whether written or oral, formal or informal, relating to the voting or disposition of any shares of the Company’s common stock with any other member of the Fitzgerald Family. Each member of the Fitzgerald Family expressly disclaims (i) the existence of a “group” within the meaning of Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder with any other member of the Fitzgerald Family, and (ii) beneficial ownership of any shares of Class A or Class B common stock beneficially owned by any other member of the Fitzgerald Family, except to the extent of such member’s pecuniary interest therein.

(10)

Based on information disclosed in a Schedule 13G/A filed with the SEC on March 3, 2025, by FJ Capital Management LLC (“FJ Capital”), Financial Opportunity Fund LLC (“FOF”), and Martin S. Friedman, reporting beneficial ownership as of February 20, 2025. According to the filing, 311,440 shares of Class A common stock of the Company are held by FOF. FJ Capital serves as the managing member and investment adviser to FOF, and Mr. Friedman is the managing member of FJ Capital. As such, each of FJ Capital and Mr. Friedman may be deemed to share voting and dispositive power over the reported shares. However, each of FJ Capital and Mr. Friedman has disclaimed beneficial ownership of the reported shares except to the extent of any pecuniary interest therein.

(11)

Based on information disclosed in a Schedule 13G jointly filed with the SEC by Hingham Institution for Savings and its wholly owned subsidiary, Hingham Unpledged Securities Corporation, on November 25, 2024, reporting beneficial ownership as of October 4, 2024. According to the filing, Hingham Unpledged Securities Corporation beneficially owns 238,633 shares of Class A common stock. The reporting persons indicated sole voting and sole dispositive power over all reported shares, and no shared voting or dispositive power. The shares were acquired and are held in the ordinary course of business, not for the purpose or effect of influencing or controlling the issuer.

(12)

Based on information disclosed in a Schedule 13G filed with the SEC by AllianceBernstein L.P. (“AllianceBernstein”) on December 6, 2024, reporting beneficial ownership as of November 30, 2024. According to the filing, AllianceBernstein reported sole voting and sole dispositive power over 238,069 shares of Class A common stock, and no shared voting or dispositive power. The shares were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts. AllianceBernstein also certified that the securities were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the issuer.

(13)

Based on information disclosed in a Schedule 13G filed with the SEC by the Philip F. Herrick, Jr. and Carole L. Herrick Trust and Carole L. Herrick on February 13, 2025, reporting beneficial ownership as of October 7, 2024. According to the filing, the reporting persons beneficially owned 214,030 shares of Class A common stock. The filing states that the reporting persons had sole voting and sole dispositive power over all reported shares, and no shared voting or dispositive power.

(14)

Based on information disclosed in a Schedule 13G/A filed with the SEC by Gator Capital Management, LLC on November 29, 2024, reporting beneficial ownership as of November 27, 2024. According to the filing, Gator Capital Management, LLC reported shared voting and shared dispositive power with respect to 199,722 shares of Class A common stock and no sole voting or dispositive power. Of these shares, 131,600 are held directly by Gator Financial Partners, LLC, whose managing member and investment adviser is Gator Capital Management, LLC. Gator Capital Management, LLC may be deemed to share beneficial ownership of these shares with Gator Financial Partners, LLC. Derek Pilecki, as the managing member of Gator Capital Management, LLC, may also be deemed to share indirect beneficial ownership of the reported shares. Each of Gator Capital Management, LLC, Gator Financial Partners, LLC, and Mr. Pilecki disclaims beneficial ownership of the reported shares except to the extent of any pecuniary interest therein.

(15)

Includes 70,550 shares of Class B common stock and 1,196 shares of Class A common stock held directly by Paul W. Leavitt and 8,500 shares of Class B common stock held by his spouse. Assuming full conversion of Class B common stock for which Paul W. Leavitt may be deemed to have voting or investment power but no other shares of Class B common stock, Paul W. Leavitt may be deemed to have voting or investment power over 80,246 shares of Class A common stock, representing 2.51% of the outstanding shares of Class A common stock after this conversion.

(16)

Includes 14,280 shares of Class B common stock and 1,252 shares of Class A common stock held directly by John J. Brough, II and 56,100 shares of Class B common stock co-owned with his spouse. Assuming full conversion of Class B common stock for which John J. Brough, II may be deemed to have voting or investment power but no other shares of Class B common stock, John J. Brough, II may be deemed to have voting or investment power over 71,632 shares of Class A common stock, representing 2.25% of the outstanding shares of Class A common stock after this conversion.

(17)

Includes 15,130 shares of Class B common stock and 125 shares of Class A common stock held directly by David M. Evinger, 29,750 shares of Class B common stock held jointly with his spouse, 8,160 shares of Class B common stock held by his spouse, and 680 shares of Class B common stock co-owned with his adult children. David M. Evinger disclaims beneficial ownership of the shares co-owned with his adult children except to the extent of his pecuniary interest therein, if any. Assuming full conversion of Class B common stock for which David M. Evinger may be deemed to have voting or investment power but no other shares of Class B common stock, David M. Evinger may be deemed to have voting or investment power over 53,845 shares of Class A common stock, representing 1.70% of the outstanding shares of Class A common stock after this conversion.

(18)

Assuming full conversion of Class B common stock for which the director or executive officer may be deemed to have voting or investment power but no other shares of Class B common stock, shares of Class A common stock that the director or executive officer may be deemed to have voting or investment power over will represent less than 1% of the outstanding shares of Class A common stock after each conversion.

(19)

Assuming full conversion of Class B common stock for which all directors and executive officers, as a group, may be deemed to have voting or investment power in aggregate but no other shares of Class B common stock, all directors and executive officers, as a group, may be deemed to have voting or investment power over 1,695,938 shares of Class A common stock in aggregate, representing 35.37% of the outstanding shares of Class A common stock after these conversions.

PROPOSAL 1 - ELECTION OF DIRECTORS

The following individuals have been nominated for election at the Annual Meeting to serve as directors of the Company for a one-year term expiring at the 2026 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation or removal. Each nominee has consented to being named in this proxy statement and to serving as a director if elected.

If any nominee becomes unable or unwilling to serve for any reason prior to the election, the proxy holders may vote in their discretion for a substitute nominee designated by the Board.

All nominees are incumbent directors of the Company. There are no arrangements or understandings between any nominee and any other person pursuant to which such individual is nominated to serve as a director. Each nominee also currently serves as a director of the Bank, the Company’s wholly-owned subsidiary, and is nominated and elected annually by the Board to the Bank’s Board of Directors.

Directors Nominated for Election

Nominees for Election
Name	Age	Independent	Board Committees & Assignments
			Audit	Compensation	Risk	Governance and Nominating
Peter G. Fitzgerald, Chairman	64	No
Mark Martinelli	65	Yes	C		M
Yonesy F. Núñez	46	Yes			M
Michael J. Conover	66	Yes	M		C
Leigh-Alexandra Basha	65	Yes		M
John J. Brough II, CEO	60	No
David M. Evinger, President	52	No
Thomas G. Fitzgerald, Jr.	40	Yes			M	M
Andrew J. Fitzgerald	44	Yes				M
Joseph M. Fitzgerald	72	Yes	M		M
Michelle L. Korsmo	53	Yes		M		C
Benita Thompson-Byas	57	Yes		C
Paul W. Leavitt	75	Yes	M	M
C = Chair
M = Member

We believe that the director nominees collectively possess the appropriate qualifications, experience, and range of perspectives necessary to effectively oversee the Company’s business, strategy, and operations. The table below indicates certain specific skills and experience for each nominee that the Governance and Nominating Committee considers when evaluating director nominees. The table does not include all of the skills, experiences, and qualifications that each nominee offers, and not having a designation does not mean the nominee does not possess that skill or experience.

Director Skills Matrix
	Peter G. Fitzgerald	Mark Martinelli	Yonesy F. Núñez	Michael J. Conover	Leigh- Alexandra Basha	John J. Brough, II	David M. Evinger	Thomas G. Fitzgerald, Jr.	Andrew J. Fitzgerald	Joseph M. Fitzgerald	Michelle L. Korsmo	Benita Thompson- Byas	Paul W. Leavitt
Comprehensive Banking Experience	●	●		●		●	●	●	●	●
Executive Leadership Experience	●	●	●	●	●	●	●	●	●	●	●	●	●
Business Development	●	●	●	●	●	●	●		●	●	●	●
Audit & Accounting Expertise		●	●	●		●				●
Wealth Management & Trust Services	●				●	●	●	●	●				●
Legal Expertise	●				●				●
Technology & Cybersecurity Expertise		●	●	●
Public Company Governance & Reporting	●	●		●		●	●				●
Investor Relations & Equity Markets	●	●		●		●	●	●	●		●
Regulatory & Government Affairs	●	●	●	●	●			●		●	●
Bank Risk Management	●	●	●	●		●	●	●	●	●
Public Relations and Crisis Management	●		●		●						●	●	●

Peter G. Fitzgerald, J.D.

Chairman of the Board, Chain Bridge Bancorp, Inc.

Chairman of the Board, Chain Bridge Bank, N.A.

Mr. Peter G. Fitzgerald has served as the Chairman of the Company’s Board since incorporating the Company in May 2006. He has also served as the Chairman of the Bank’s board of directors since the Bank commenced operations in August 2007. Mr. Fitzgerald has been continuously active in his roles as Chairman since assuming these positions, and his service constitutes his principal occupation. Mr. Fitzgerald’s professional background is in banking, law, and public service.

He began his legal career as an associate at Isham, Lincoln & Beale in Chicago and later practiced banking law at Riordan, Larson, Bruckert & Moore. From January 1993 to October 1, 1994, he served as General Counsel for Suburban Bancorp, Inc., overseeing legal affairs for 13 banks and various nonbank subsidiaries. On October 1, 1994, Suburban Bancorp, Inc. merged into Bank of Montreal (BMO) and became Harris Bankmont, Inc. Following the merger, Mr. Fitzgerald continued to serve in a legal capacity at Harris Bankmont, Inc. until the end of 1996, when he resigned to run for the U.S. Senate. Between 1988 and 1998, he held board positions at three nationally chartered commercial banks and one state-chartered commercial bank. In 1998, Mr. Fitzgerald was elected to the U.S. Senate, where he served as a Senator representing Illinois from 1999 to 2005. Prior to his tenure in the U.S. Senate, he was elected to the Illinois State Senate, serving from 1993 to 1998. Mr. Fitzgerald completed his secondary education at Portsmouth Abbey School. He earned his A.B. degree, cum laude, with highest distinction in Latin and Greek, from Dartmouth College, and was a co-recipient of the Perkins Literature Prize. As a Rotary scholar, he spent one year studying Modern Greek at the Aristotelian University of Thessaloniki in Greece. Mr. Fitzgerald earned his J.D. degree from the University of Michigan School of Law.

Mr. Fitzgerald’s experience in banking, law, and public service, as well as his commitment to the Company and the Bank since their establishment, provide him with the qualifications, attributes, and skills necessary to serve as Chairman of the Board.

Mark Martinelli, CPA, CGMA, CAMS

Chair of the Audit Committee

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Mr. Mark Martinelli has served as a director of both the Company and the Bank since January 2024. His professional background is in bank auditing and accounting. Throughout his career, Mr. Martinelli has held numerous leadership positions, including chief executive officer, chief financial officer, and chief audit executive. From 2014, following its spinoff from General Electric Company and initial public offering, until his retirement in 2022, Mr. Martinelli served as the Executive Vice President and Chief Audit Executive at Synchrony Financial, the largest issuer of private label credit cards in the United States. Prior to that, he was a senior audit executive at HSBC North America Holdings and its predecessor, Republic New York Corporation, where he was Senior Executive Vice President and Chief Auditor from 2010 to 2014. Mr. Martinelli began his career at KPMG, LLP, where he was a member of their financial services practice for nine years. In addition to his professional achievements, Mr. Martinelli actively participates in academia and industry discussions. He is a member of the Stan Ross Accountancy Board at Zicklin School of Business, Baruch College, and serves on the Department of Accounting & Taxation Executive Advisory Board at St. John’s University. Mr. Martinelli serves as the Vice Chair of the Baruch College Fund Audit Committee. He holds a Bachelor of Science in Accounting from St. John’s University and contributes to The CPA Journal as a member of the Editorial Review Board.

Mr. Martinelli is a CPA, Chartered Global Management Accountant (CGMA), and Certified Anti-Money Laundering Specialist (CAMS). He chairs the Audit Committee of the Company’s Board of Directors. Mr. Martinelli’s expertise in financial services, auditing and accounting qualify him to serve on our Board of Directors. He also serves as a member of the Risk Committee of the Company’s Board, as well as a member of the Information Technology Committee of the Bank’s Board of Directors.

Dr. Yonesy F. Núñez, CISSP, CISM, CISA, CGEIT

Chair of the Information Technology Committee of the Bank

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Dr. Yonesy F. Núñez has served as a director of both the Company and the Bank since January 2024. He possesses an extensive background in information security and technology and has been serving as the Managing Director and Chief Information Security Officer at The Depository Trust & Clearing Corporation (“DTCC”), a Systematically Important Financial Market Utility, since July 2023. Prior to joining DTCC, Dr. Núñez served as Chief Information Security Officer at Jack Henry & Associates, a leading provider of core processing software and services to U.S. banks, from November 2020 to July 2023. Between 2012 and 2020, Dr. Núñez held various senior information security positions at Wells Fargo and Citi. He serves on the advisory boards of Forgepoint Capital and Glilot Capital Partners. His academic credentials include a Doctor of Professional Studies in Computing Information Assurance and Security from Pace University, a Master of Science in Information Systems Engineering from New York University Tandon School of Engineering, and a Bachelor of Science in Finance and Computer Information Systems, with a minor in Economics, from Manhattan College. He is bilingual in English and Spanish, and has limited working proficiency in Italian and Japanese.

Dr. Núñez is a Certified Information Systems Security Professional (CISSP), Certified Information Security Manager (CISM), Certified Information Systems Auditor (CISA), and Certified in the Governance of Enterprise IT (CGEIT). Dr. Núñez chairs the Information Technology Committee of the Bank’s Board of Directors and serves as a member of the Risk Committee of the Company’s Board of Directors. Dr. Núñez’s background in information security and technology qualify him to serve on our Board of Directors.

Michael J. Conover

Chair of the Risk Committee

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Mr. Michael J. Conover has served as a director of both the Company and the Bank since January 2024. Mr. Conover has been a Managing Director at Soundview Partners Limited Liability Company (“Soundview Partners”), a management consulting firm, since June 2021. Prior to joining Soundview Partners, he served as a financial services industry Partner at accounting firm KPMG LLP (U.S.) for over 20 years until his retirement in 2020, and with KPMG LLP (Canada) as a Senior Advisor until September 30, 2024. During his tenure at KPMG, Mr. Conover established the Financial Risk Management practice in the United States, led the Global Capital Markets sector for Audit, Tax and Advisory, and engaged in numerous financial advisory and risk management assignments around the world. He served as KPMG’s Global Lead Partner for several of the world’s largest banks and financial services companies. Before joining KPMG, Mr. Conover was a Managing Director at The Secura Group, focusing on financial consulting and risk management. He also held positions at Ryan, Beck & Co., and Drexel Burnham Lambert, where he was involved in bank mergers, acquisitions, and capital-raising assignments. Mr. Conover is a member of the Ithaca College Board of Trustees.

Mr. Conover holds a Bachelor of Science in Finance from Ithaca College and participated in the IMD Global Lead Partner Leadership Program in Lausanne, Switzerland. He chairs the Risk Committee and is a member of the Audit Committee of the Company’s Board of Directors and is a member of the Asset-Liability Committee of the Bank’s Board of Directors. Mr. Conover’s experience in the financial services industry, and his expertise in bank risk management, qualify him to serve on our Board of Directors.

Leigh-Alexandra Basha, J.D., L.L.M.

Chair of the Trust Oversight Committee of the Bank

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Ms. Leigh-Alexandra Basha has served as a director of both the Company and the Bank since February 2024. Ms. Basha is a partner at the law firm McDermott Will & Emery LLP, where she leads the firm’s Private Client Practice Group in Washington, D.C. Her practice focuses on international estate and tax planning, including estate and trust administration, family wealth preservation, tax compliance, business succession planning, and pre-immigration planning. Prior to her current position at McDermott Will & Emery LLP, which she assumed in 2015, Ms. Basha was a partner at Holland & Knight, LLP for a decade, during which time she chaired its International Private Wealth Services practice. Ms. Basha has served as an adjunct professor at American University Washington College of Law, teaching wills, trusts, and estates. She has authored or edited various publications on international tax and estate planning, including “A Guide to International Estate Planning: Drafting, Compliance, and Administration Strategies,” Second Edition. Ms. Basha is a Director of Hopecam and Greendale Estates, Inc. She received her A.B. degree from Georgetown University, her J.D. from American University Washington College of Law and her Master of Laws from Georgetown University Law Center.

In her capacity as a director of the Company and the Bank, Ms. Basha’s contributions are independent of her professional obligations at McDermott Will & Emery LLP. She chairs the Trust Oversight Committee of the Bank’s Board of Directors and is a member of the Compensation Committee of the Company’s Board. Ms. Basha’s experience in trusts and estate law qualifies her to serve on our Board of Directors.

John J. Brough, II, M.B.A.

Chief Executive Officer & Director, Chain Bridge Bancorp, Inc.

Chief Executive Officer & Director, Chain Bridge Bank, N.A.

Mr. John J. Brough, II joined the Company as an Organizer, Chief Executive Officer and director in July 2006. He became a director and the founding Chief Executive Officer of the Bank on August 6, 2007, the day the Bank commenced operations and received its charter from the OCC. Mr. Brough earned his B.S. degree and M.B.A. from Georgetown University. He also participated in the Georgetown International Management Graduate Business Program at Oxford University, England. He maintained his CPA license from 1999 to 2017. Mr. Brough is actively involved in the Virginia Bankers Association (“VBA”), where he serves on the Board of Directors and the Audit Committee. Additionally, he is a member of the board of VBA Management Services, Inc. and a Trustee of the Virginia Bankers School of

Bank Management. From 2015 to 2018, he chaired the Board of Governors of Bishop Denis J. O’Connell High School, a Roman Catholic college preparatory school located in Arlington, Virginia.

Mr. Brough’s institutional knowledge and banking and accounting experience, as well as his experience as a director of the Company and the Bank, qualify him to serve on our Board of Directors.

David M. Evinger, M.B.A.

President, Director & Corporate Secretary, Chain Bridge Bancorp, Inc.

President, Director, Chief Credit Officer & Corporate Secretary, Chain Bridge Bank, N.A.

Mr. David M. Evinger serves as director, President, Chief Credit Officer, Chief Risk Officer and Corporate Secretary of the Bank, as well as director, President, Chief Risk Officer and Corporate Secretary of the Company. Mr. Evinger joined the Company in July 2006 as an Organizer and became Executive Vice President and Chief Credit Officer of the Bank on August 6, 2007, the day the Bank commenced operations and received its charter from the OCC. In 2018, the Bank’s board of directors promoted him to President of Risk Management, and in 2020, to President of the Bank. The Company’s Board promoted him to President of the Company in 2013, and he was elected to the Company’s Board in 2016 and the Bank’s board of directors in 2018. Mr. Evinger holds a B.A. and an M.B.A. from Marymount University and is a graduate of the Virginia Bankers School of Bank Management. He serves as the Chairman of the VBA Lending Executives Committee and on the Advisory Board of the College of Business, Innovation, Leadership, and Technology and President’s Advisory Council at Marymount University. Since 2015, Mr. Evinger has been a faculty member at the Carolinas-Virginia Commercial Lending School of the Risk Management Association.

Mr. Evinger’s banking and credit risk management experience, as well as his experience as a director of the Company and the Bank, qualify him to serve on our Board of Directors.

Thomas G. Fitzgerald, Jr., CFA

Chair of the Asset-Liability Committee of the Bank

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Mr. Thomas G. Fitzgerald, Jr. serves as a director of both the Company and the Bank. He has been a member of the Company’s Board since April 2020 and joined the Bank’s board of directors in January 2024. His professional experience is in investment management and banking, with expertise in fixed-income analysis, financial statement analysis, and corporate finance. Since September 2018, Mr. Fitzgerald has served as the chief executive officer of Fitzgerald Investment Management Company LLC, where he oversees a single-family office that prioritizes asset allocation and cost-effective investment strategies for individuals and limited partnerships. In addition to his chief executive officer position, Mr. Fitzgerald has been a Manager of TF Management LLC, the General Partner of TGF Investments, L.P., since 2018. In this capacity, he manages private investments, including the partnership’s investments in the Company. Mr. Thomas G. Fitzgerald, Jr. also holds interests in TGF Jr Investments LLC, Fitzgerald Chronos Fund L.P., Thomas G. Fitzgerald Jr 2012 Trust and Thomas G Fitzgerald Jr 2020 Trust. Prior to his current roles, Mr. Fitzgerald held various leadership positions at First Bancorp of Durango, Inc. between 2012 and 2018. He served as a director and later as President from September 2017 to September 2018. During his tenure, he managed the company’s merger with Triumph Bancorp, Inc. and served as a director at the First National Bank of Durango and Bank of New Mexico. From 2008 to 2017, Mr. Fitzgerald worked as a Managing Director at Perry Capital, a New York City-based investment management firm specializing in cross-asset and event-driven strategies. He managed the firm’s largest investments in financial institutions in the United States and globally and focused on distressed debt across various industries. Mr. Fitzgerald began his professional career as an Analyst in the Financial Institutions Group at Lehman Brothers, where he served on teams advising regional banks during the Global Financial Crisis. Mr. Peter G. Fitzgerald, the Chairman of the Board of the Company, is the uncle of Mr. Thomas G. Fitzgerald, Jr., and Mr. Thomas G. Fitzgerald, Jr. and Mr. Andrew J. Fitzgerald are first cousins.

He is a Chartered Financial Analyst (CFA) and holds a B.A. in Economics from Stanford University, with minors in Classics and Management Science & Engineering. He chairs the Asset-Liability Committee of the Bank’s Board of Directors and serves as a member of the Risk Committee and Governance and Nominating Committee of the Company’s Board of Directors. Mr. Fitzgerald’s expertise in investment management and banking qualifies him to serve on our Board of Directors.

Andrew J. Fitzgerald, J.D., M.B.A.

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Mr. Andrew J. Fitzgerald serves as a director of both the Company and the Bank. He has been a member of the Company’s Board since April 2020 and joined the Bank’s board of directors in January 2024. Since January 2018, Mr. Fitzgerald has served as the Chief Investment Officer and, since January 2022, the Managing General Partner of Otis Road Investments, L.P. This single-family office focuses on family wealth preservation, capital appreciation, and diversification, actively investing in the banking and financial services sectors and a variety of other industries, including the partnership’s investments in the

Company. From 2011 to 2017, Mr. Fitzgerald was a Managing Director at Hovde Group, an investment bank specializing in financial institutions. Throughout his career, Mr. Fitzgerald has served as a director of multiple bank holding companies and banks, including Southern Colorado Corporation from 2014 to 2018, Citizens Bank of Pagosa Springs from 2017 to 2018, and First Bancorp of Durango, Inc. from 2012 to 2014. He has been a director of Southern Wisconsin Bancshares Corporation and Farmers Savings Bank since 2013. In addition to his banking and investment management work, Mr. Fitzgerald is co-founder of Trippers & Askers, a winery based in Santa Barbara, California. He also serves as the Chair of the Board of Trustees of Calm, a not-for-profit specializing in the prevention and treatment of childhood trauma throughout Santa Barbara County. Mr. Peter G. Fitzgerald, the Chairman of the Board of the Company, is the uncle of Mr. Andrew J. Fitzgerald, and Mr. Andrew J. Fitzgerald and Mr. Thomas G. Fitzgerald, Jr. are first cousins.

Mr. Fitzgerald earned his B.A., M.B.A., and J.D. degrees from Northwestern University. He serves as a member of the Governance and Nominating Committee of Company’s Board of Directors and as a member of the Trust Oversight Committee of the Bank’s Board of Directors. Mr. Fitzgerald’s legal and financial services industry expertise qualify him to serve on our Board of Directors.

Joseph M. Fitzgerald (no relationship to the family of Peter G. Fitzgerald)

Chair of the Loan Committee of the Bank

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Mr. Joseph M. Fitzgerald (no relation to the Fitzgerald Family) serves as a director of both the Company and the Bank. He has been a member of the Bank’s board of directors since its founding in 2007 and joined the Company’s Board in October 2022. His professional expertise is in risk management for financial institutions. Since January 2005, Mr. Fitzgerald has been the president of Fitzgerald Financial LLC, providing risk management and regulatory consulting services to financial institutions worldwide. He previously spent over 18 years at the Secura Group, where he was the Managing Director of its global credit services practice. His career commenced as a National Bank Examiner at the OCC, the regulator of nationally chartered banks, where he represented the OCC on the Basel International Supervisors Committee Subgroups for off-balance-sheet risk and interest rate risk. Mr. Fitzgerald also served as a regular instructor to both OCC and FFIEC schools for credit, foreign exchange, and nontraditional banking activities.

Mr. Fitzgerald graduated from the University of Notre Dame and completed further studies at the Darden School of International Banking at the University of Virginia and obtained a Certificate of Accountancy from the University of Pittsburgh. Mr. Fitzgerald chairs the Loan Committee of the Bank’s Board of Directors, as well as serving as a member of the

Asset-Liability Committee of the Bank’s Board of Directors and the Audit Committee and Risk Committee of the Board of Directors. Mr. Fitzgerald’s expertise in financial risk management and bank supervision and regulation, coupled with his experience as a director of the Bank, qualify him to serve on our Board of Directors.

Michelle L. Korsmo

Chair of the Governance and Nominating Committee

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Ms. Michelle L. Korsmo serves as a director of both the Company and the Bank. She has been a member of the Bank’s board of directors since November 2019 and joined the Company’s Board in October 2022. Her professional experience is in leading trade associations, government affairs, and corporate governance. Since May 2022, Ms. Korsmo has been President and Chief Executive Officer of the National Restaurant Association, the leading business association for the restaurant industry, which comprises approximately one million restaurant and food service outlets and a workforce of 15.5 million employees. She is also the Chief Executive Officer of the National Restaurant Association Educational Foundation. From September 2018 to May 2022, Ms. Korsmo was President and Chief Executive Officer of the Wine & Spirits Wholesalers of America, the national trade association representing the wholesale tier of the wine and spirits industry. She also served seven years as head of the American Land Title Association (“ALTA”), the national trade association for real estate settlement services and the land title industry. Prior to ALTA, Ms. Korsmo served as Executive Vice President of the Americans for Prosperity Foundation and previously served as the Deputy Chief of Staff at the U.S. Department of Labor.

Ms. Korsmo has served as a Trustee at Sterling Multifamily Trust since 2017 and currently serves as Chair of the Governance and Nominating Committee. Ms. Korsmo is also a member of the Bryce Harlow Foundation board of directors. She chairs the Governance and Nominating Committee and is a member of the Compensation Committee of the Company’s Board of Directors. Ms. Korsmo’s management and governance expertise qualify her to serve on our Board of Directors.

Benita Thompson-Byas

Chair of the Compensation Committee

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Ms. Benita Thompson-Byas serves as a director of both the Company and the Bank. She has been a member of the Bank’s board of directors since its founding in 2007 and joined the Company’s Board in October 2022. Her areas of expertise include marketing, communications, business operations, and human resources. Ms. Thompson-Byas serves as Senior Vice President and Vice Chair of Thompson Hospitality Corporation (“Thompson Hospitality”), having been with the company since its founding in 1992 and occupying her current role since January 2008. She has been instrumental in steering Thompson Hospitality to its status as one of the 10 largest food service companies in the United States. Additionally, Ms. Thompson-Byas serves as the Director of Community Relations at Thompson Hospitality, orchestrating the company’s philanthropic efforts. She is also responsible for overseeing the partnership between Thompson Hospitality and Compass Group, which involves operations at over 600 dining centers in 46 states and six countries. The partnership focuses on supporting locally-based suppliers and fostering educational and career opportunities, as well as providing economic growth for the communities they serve. Ms. Thompson-Byas earned her Bachelor of Arts in English, with a minor in Sociology, from the University of Virginia’s College of Arts and Sciences. Ms. Thompson-Byas currently serves on the Board of Directors of the Navigate Foundation and the Washington Airports Task Force. She previously served on the Board of the historic Fort Monroe Authority in Hampton. She chairs the Compensation Committee of the Company’s Board of Directors and is a member of the Loan Committee of the Bank’s Board of Directors. Ms. Thompson-Byas’s business and management experience, as well as her experience as a director of the Bank, qualify her to serve on our Board of Directors.

Paul W. Leavitt

Director, Chain Bridge Bancorp, Inc.

Director, Chain Bridge Bank, N.A.

Mr. Paul W. Leavitt serves as a director of both the Company and the Bank. He has been a member of the Company’s Board since December 2016 and joined the Bank’s board of directors in January 2018. His professional background is in journalism and communications. Prior to his retirement in 2008, Mr. Leavitt had a 21-year career with USA Today in various editorial capacities, including serving as the Washington News Editor. Since September 2001, Mr. Leavitt has served as a Trustee of Drake University and currently serves as Chair of the Endowment Investment Committee. He is also a Governor and Vice President for Mill Reef Club, Ltd. and a Director of Mill Reef Properties, Ltd. He received his undergraduate degree in journalism from Drake University and then studied Russian at Moscow State University.

Mr. Leavitt serves on the Audit and Compensation Committees of the Company’s Board of Directors, as well as a member of the Loan Committee of the Bank’s Board of Directors. Mr. Leavitt’s communications and investment expertise and his experience as a director of the Company and of the Bank qualify him to serve on our Board of Directors.

Vote Required and Recommendation of the Board. To be elected as a director, a nominee must receive approval by a majority of the votes cast by common stockholders entitled to vote as of the Record Date. The Board unanimously recommends that stockholders vote FOR the election of each proposed nominee to support the Company’s continued commitment to sound governance and effective leadership.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Yount, Hyde & Barbour, P.C. (“YHB”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. YHB has served as the Company’s independent auditor since 2007. YHB is a public accounting firm that specializes in financial institutions and provides audit, accounting, tax, assurance, and advisory services to both publicly traded and privately held banking institutions.

This proxy statement includes a summary of the fees paid to YHB for the fiscal years ended December 31, 2024 and December 31, 2023, in the section titled “Independent Registered Public Accounting Firm.” Although representatives from YHB are not expected to attend the Annual Meeting, they will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate stockholder questions through the Company’s Corporate Secretary.

Although the Company’s Bylaws do not require stockholder ratification of the appointment of the independent registered public accounting firm, the Board believes that submitting the matter to stockholders for ratification is a sound corporate governance practice. Accordingly, the Board recommends that stockholders ratify the Audit Committee’s appointment of YHB to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Vote Required and Recommendation of the Board. The ratification of YHB’s appointment as the independent registered public accounting firm for the fiscal year ending December 31, 2025, requires the affirmative vote of a majority of the votes cast by holders of common stock entitled to vote at the Annual Meeting. The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of YHB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

CORPORATE GOVERNANCE OF THE BOARD

Board Composition. The Board of Directors is comprised of thirteen (13) members and is chaired by the Chairman of the Board, who is elected annually by the Board from among its members. The current Chairman of the Board is Peter G. Fitzgerald. The Board’s principal responsibilities include overseeing the Company’s operations, offering strategic guidance, counseling, and direction to the Management team. Regular meetings of the Board are held on a quarterly basis, with special meetings convened as needed. In addition, directors attend monthly meetings of the Board of Directors of the Bank.

Directors are elected annually by the Company’s stockholders to serve one-year terms and hold office until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified, or until their earlier death, resignation, removal, or disqualification, as provided in the Company’s Bylaws.

Article V of the Company’s Corporate Governance Guidelines establishes a mandatory retirement age of seventy-five (75) for directors. This policy is intended to promote a governance structure that balances experience with new perspectives. However, the Company’s Corporate Governance Guidelines authorize the Board, in its discretion, to grant waivers or exemptions to the mandatory retirement age on a case-by-case basis.

On April 15, 2025, the Board unanimously approved a resolution waving the mandatory retirement age for Mr. Paul W. Leavitt. This determination reflects Mr. Leavitt’s significant institutional knowledge and historical perspective, particularly valuable following the retirement of several long-serving directors as of December 31, 2023. Mr. Leavitt is also a substantial stockholder and remains an engaged and attentive member of the Board. In light of these factors, and the recent addition of four new directors in 2024, the Board concluded that it is in the best interests of the Company and its stockholders for Mr. Leavitt to continue his service. Accordingly, he is eligible to stand for reelection at the 2025 Annual Meeting of Stockholders.

Director Independence. Under the rules of the NYSE, a majority of the members of the Board must be “independent,” as defined under the NYSE’s listing standards. Based on information provided by each director concerning his or her background, employment, affiliations, and relationships, the Board has affirmatively determined that each of the following directors has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) that would impair his or her independence and that each qualifies as an “independent director” under the NYSE’s listing standards: Mark Martinelli, Yonesy F. Núñez, Michael J. Conover, Leigh-Alexandra Basha, Joseph M. Fitzgerald (no relationship to the Fitzgerald family), Michelle L. Korsmo, Benita Thompson-Byas, Paul W. Leavitt, Andrew J. Fitzgerald, and Thomas G. Fitzgerald, Jr.

In making its independence determinations with respect to Andrew J. Fitzgerald and Thomas Fitzgerald, Jr., the Board considered that each is a nephew of the Company’s Chairman, Peter G. Fitzgerald. The Board concluded that this familial relationship does not interfere with the exercise of independent judgment in carrying out the responsibilities of a director and does not otherwise impair their independence under applicable NYSE standards.

The Board has further determined that all members of the Compensation Committee — Ms. Basha, Ms. Korsmo, Mr. Leavitt, and Ms. Thompson-Byas — are “independent” under the applicable rules of both the SEC and the NYSE. The Board has also determined that all members of the Audit Committee — Mr. Conover, Mr. Joseph Fitzgerald, Mr. Leavitt, and Mr. Martinelli — are “independent” in accordance with the NYSE listing standards and meet the additional independence requirements set forth in Rule 10A-3 of the Exchange Act.

Board Leadership Structure. The Board reviews its leadership structure annually as part of its Board and committee self-evaluation process, which is overseen by the Governance and Nominating Committee. This evaluation includes consideration of emerging corporate governance trends and peer practices, to help ensure the Board’s structure remains aligned with the interests of the Company and its stockholders.

The Board does not maintain a policy requiring separation of the roles of the Chairman of the Board and Chief Executive Officer. Instead, the Board retains discretion to determine the most effective leadership structure based on the Company’s circumstances at any given time. This flexibility allows the Board to respond to evolving needs and provide effective oversight. Currently, the roles of Chairman of the Board and Chief Executive Officer are held by separate individuals, with Peter G. Fitzgerald serving as Chairman of the Board and John J. Brough, II serving as Chief Executive Officer of both the Company and the Bank.

Under Section 4.3 of the Company’s Bylaws, the Chairman of the Board is an officer of the Company who acts in a general executive capacity and, subject to the direction of the Board, is responsible for the supervision of the policies and affairs of the Company and the effective administration of its business.

The Board does not currently designate a Lead Independent Director. To promote independent oversight, the independent directors of the Board meet in executive session without management present on a periodic basis, as required under applicable NYSE governance rules. The Board has no current intention to alter this structure, which it believes provides stability, clarity of leadership, and effective oversight.

Each of the Company’s standing committees—Audit, Compensation, Governance and Nominating, and Risk—is comprised entirely of independent directors. Each committee operates under a written charter, and the respective Chairs have the authority to convene executive sessions without the presence of management or non-independent directors. The Board and its committees maintain unrestricted access to senior management and have the authority to retain independent advisors, consultants, or counsel at the Company’s expense, as they deem necessary to carry out their responsibilities.

In accordance with Section 303A.03 of the NYSE Listed Company Manual, the non-management directors of the Board meet in regularly scheduled executive sessions without management present. Rather than appointing a single presiding director for all such sessions, the non-management directors select a presiding director on a rotating basis by mutual agreement at the outset of each session. In making that selection, they consider factors such as tenure, committee assignments, and familiarity with the subject matter to be discussed. This rotating structure encourages broader engagement and shared leadership among the independent members of the Board.

Board Meetings. In 2024, the Board convened for its regular quarterly meetings four times, adhering to a schedule that aligns with the conclusion of each calendar quarter. Four special meetings were held during the year. Each member of the Board attended 100% of the Board’s regular quarterly and special meetings held during 2024, and all directors attended 75% or more of the meetings of the committees on which they served.

The Company has established a routine of holding quarterly Board meetings, scheduled in the month following the end of each calendar quarter, to promote timely discussions and decision-making based on the latest operational and financial results. The Board of Directors for the Bank holds monthly meetings to oversee and guide the Bank’s activities and strategic direction.

Non-Employee Director Stock Ownership Policy. Each director of the Company and the Bank is required to own a minimum of 2,000 shares of the Company’s common stock. Compliance can be achieved through ownership of 2,000 shares of Class A Common Stock, 2,000 shares of Class B Common Stock, or a combination of Class A and Class B shares totaling 2,000 shares.

New directors have a three-year grace period from the date of their appointment to comply with the Non-Employee Director Stock Ownership Policy. While the Board expects all directors to meet these ownership guidelines within the prescribed period, failure to do so will not necessarily result in removal from the Board. Extensions to this grace period may be granted by the Board on a case-by-case basis, considering extenuating circumstances, such as market downturns or personal financial hardships.

Committees. The Board of Directors established four standing committees to assist the Board in its responsibilities. These are the Audit Committee, the Compensation Committee, the Risk Committee, and the Governance and Nominating Committee.

Additionally, the Board retains the authority to establish other committees as deemed necessary, in compliance with applicable laws, regulations, and the Company’s Bylaws and corporate governance guidelines. Each committee’s current composition and specific responsibilities are detailed below. Committee members will continue to serve for the duration of their tenure on the Board, subject to resignation or reassignment as determined by the Board.

The Board has adopted written charters detailing the scope and responsibilities of the Audit Committee, Compensation Committee, Risk Committee, and Governance and Nominating Committee. These charters are accessible on the Bank’s investor relations website at https://ir.chainbridgebank.com/, under the “Governance” tab. The information available on our website is not considered a part of, nor incorporated by reference into, this proxy statement.

Audit Committee. The Audit Committee is composed of Mr. Conover, Mr. Joseph Fitzgerald, Mr. Leavitt, and Mr. Martinelli, with Mr. Martinelli serving as the Chair. Our Board has determined that all members of the Audit Committee (i) are “independent” under the listing standards of the NYSE and meet the requirements of Rule 10A-3 of the Exchange Act and (ii) are financially literate. Additionally, our Board has determined that Mr. Martinelli qualifies as an “audit committee financial expert” under SEC rules and has accounting or related financial management expertise. The Audit Committee is required to meet periodically as deemed necessary to carry out its responsibilities, and at least four times per year. In 2024, the Audit Committee met ten times.

The role of the Audit Committee is to assist the Board, in its oversight responsibilities relating to:

•	the integrity of our financial statements;
•	our compliance with legal and regulatory requirements;
•	our system of internal controls over financial reporting;
•	the independence and qualifications of our registered public accounting firm; and
•	the performance of our independent registered public accounting firm and the internal audit function of the Company and its subsidiary.

The role of the Audit Committee is oversight. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management and the internal audit activities of the Company and its subsidiary (including, in the event the internal audit activities are outsourced to an independent third-party service provider, the Company personnel primarily responsible for the design and implementation of the internal audit activities) are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements and of our internal control over financial reporting at such time as we become subject to such requirement and other procedures.

Compensation Committee. The Compensation Committee is composed of Ms. Leigh-Alexandra Basha, Ms. Michelle L. Korsmo, Mr. Paul W. Leavitt, and Ms. Benita Thompson-Byas, with Ms. Thompson-Byas serving as Chair. Our Board has determined that all members of the Compensation Committee are “independent” under the applicable rules of both the SEC and the NYSE. The Compensation Committee meets at least twice annually, or more frequently as necessary. In 2024, the Compensation Committee met four times.

The Compensation Committee is responsible for assisting the Board in overseeing the Company’s executive compensation and human capital management programs. Its responsibilities include:

•

Overseeing and approving the compensation and retention strategies for the Chief Executive Officer, the Chairman of the Board (if the Chairman is also an employee of the Company), and the other executive officers;

•

Providing oversight of policies and strategies related to human capital management, including: (i) recruiting, retention, and talent development; (ii) succession planning for senior management (except for matters within the purview of the Governance and Nominating Committee); and (iii) employee benefits and overall employment practices; and

•	Reviewing and approving equity incentive plans and other executive compensation arrangements, and recommending material changes to the Board for approval.

The Compensation Committee may delegate its authority to a subcommittee composed of one or more members of the Committee or to executive officers of the Company, as permitted by its charter and applicable law, provided that no such delegation may relate to the compensation of the CEO or any other executive officer.

In determining executive compensation, the Compensation Committee receives input and recommendations from the CEO and members of the senior management team with respect to compensation for executives other than the CEO. The CEO does not participate in the Committee’s deliberations or decisions regarding his own compensation.

During the fiscal year ended December 31, 2024, the Compensation Committee did not engage a third-party compensation consultant. However, it has authority under its charter to retain compensation consultants, legal counsel, and other advisors, and to assess their independence in accordance with SEC and NYSE requirements.

Governance and Nominating Committee: The Governance and Nominating Committee is composed of Mr. Andrew J. Fitzgerald, Mr. Thomas G. Fitzgerald, Jr., and Ms. Michelle L. Korsmo, with Ms. Korsmo serving as Chair. The Board has affirmatively determined that all members of the Governance and Nominating Committee are “independent” under the listing standards of the NYSE. The Committee meets at least twice annually, or more frequently as needed. In 2024, the Governance and Nominating Committee met four times.

The Governance and Nominating Committee assists the Board in overseeing the Company’s corporate governance policies, director nominations, and CEO and Board-level succession planning. Its responsibilities include:

•	Reviewing and recommending governance policies and practices, including oversight of the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics;

•	Evaluating the performance and composition of the Board and its committees;
•	Identifying and recommending nominees to the Board for election or appointment as directors and to Board committees, in consultation with the Chairman of the Board;

•	Recommending the establishment of new committees, as appropriate;
•	Overseeing succession planning for the Chief Executive Officer, Chairman of the Board, and other senior executives, in coordination with the Compensation Committee where applicable; and

•	Reviewing and recommending compensation for non-employee directors, including retainers, meeting fees, committee service fees, and equity awards.

The full Board approves any changes to non-employee director compensation based on the Committee’s recommendations.

Risk Committee: The Risk Committee is composed of Mr. Michael J. Conover, Mr. Joseph M. Fitzgerald, Dr. Yonesy F. Núñez, and Mr. Mark Martinelli, with Mr. Conover serving as Chair. The Risk Committee meets at least quarterly, or more frequently as necessary.

The Risk Committee is responsible for assisting the Board in its oversight of the Company’s enterprise risk management framework. Its duties include:

•

Reviewing and monitoring the Company’s risk management policies, practices, and controls across all major risk categories, including credit, liquidity, market, compliance, operational, reputational, and strategic risks;

•	Evaluating capital adequacy and risk tolerance (i.e., the level and types of risk the Company is willing to accept in pursuit of its business objectives);

•	Reviewing the design and effectiveness of risk control structures and risk governance processes; and
•	Performing such other duties as may be delegated to it by the Board from time to time.

Management is responsible for identifying, assessing, and managing risks. The Risk Committee’s role is one of oversight and review.

Special Committee of the Board. In February 2024, the Board of Directors established a special committee (the “Special Committee”), composed solely of independent and disinterested directors unaffiliated with the Fitzgerald Family, to explore and evaluate a potential reclassification of the Company’s capital stock to implement a dual class structure. The Special Committee was composed of Mr. Conover, Mr. Joseph Fitzgerald, Mr. Leavitt, Mr. Martinelli, and Mr. Nunez, with Mr. Leavitt serving as the Chair. The Special Committee’s process and recommendations were instrumental in the Board’s determination to approve the Company’s Amended and Restated Certificate of Incorporation, which was filed on October 3, 2024 with the Secretary of State of the State of Delaware in connection with the Company’s initial public offering and reclassified and converted each outstanding share of the Company’s existing common stock, par value $1.00 per share, into 170 shares of Class B Common Stock, par value $0.01 per share. The Special Committee met 12 times throughout 2024 and was disbanded following the completion of its mandate.

Board Oversight of Risk Management. The Board of Directors is responsible for overseeing the Company’s risk management framework and governance structure, consistent with its fiduciary duties under Delaware law and applicable SEC and NYSE requirements. The Board discharges this responsibility directly and through the standing committees of the Board, each of which oversees specific categories of risk as set forth in its charter.

The Risk Committee has primary oversight of the Company’s enterprise risk management activities, including those relating to capital adequacy, credit, market, liquidity, operational, compliance, strategic, and reputational risks. It also oversees the Company’s risk appetite statement and risk tolerance framework and reviews management’s risk assessments and related internal control processes. While management retains day-to-day responsibility for implementing risk controls, the Risk Committee exercises an oversight function and receives regular briefings from the Chief Risk Officer and other members of senior management.

The Audit Committee oversees risks related to the integrity of the Company’s financial statements, internal controls over financial reporting, and compliance with applicable laws and regulations. The Committee also reviews the Company’s internal audit plan, the findings of internal and independent auditors, and management’s procedures for risk identification and mitigation across financial and operational areas.

The Compensation Committee is responsible for overseeing risks that may arise from the Company’s compensation policies and practices. The Committee evaluates whether the compensation program encourages excessive or imprudent risk-taking and oversees compliance with applicable legal and regulatory requirements, including the SEC’s clawback disclosure rules. The Committee also reviews incentive compensation design and governance to help ensure alignment with the Company’s business and risk objectives.

The Governance and Nominating Committee oversees risks associated with corporate governance practices, including Board composition, director independence and qualifications, conflicts of interest, and succession planning. The Committee also makes recommendations to the Board regarding the compensation and benefits of non-employee directors, as provided in its charter.

The Board’s oversight of information technology and cybersecurity risk is exercised through the Risk Committee, Audit Committee, and the Bank Board’s Information Technology Committee (“IT Committee”), each of which receives updates from management and relevant control functions. These updates may address threat trends, cybersecurity incident response, regulatory developments, and third-party risk oversight. The Risk Committee and IT Committee meet periodically with the Director of Technology and the Company’s third-party Chief Information Security Officer (“CISO”) and review, no less than annually, management’s cybersecurity risk assessments, disaster recovery planning, and data protection practices.

Cybersecurity matters may be escalated to the full Board by the Chief Risk Officer, the CISO, the Information Technology Committee Chair, or the Risk Committee Chair, depending on the nature and severity of the issue. While the Company has not identified any cybersecurity incidents that it believes to have had a material impact to date, the Board receives periodic updates from management regarding cybersecurity oversight processes and reviews such matters as part of its overall risk oversight responsibilities.

The Board’s role in risk oversight is designed to support the Company’s risk management framework but does not eliminate the possibility of risk events. This division of responsibilities reflects a governance framework intended to promote risk oversight practices in accordance with applicable regulatory requirements and the Company’s business objectives.

Nominations. The Governance and Nominating Committee plays a crucial role in the Board’s composition. It is the responsibility of the Governance and Nominating Committee to, in consultation with the Chairman of the Board, identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Governance and Nominating Committee is required to recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. Any stockholder who wishes to recommend a prospective candidate for the Board for consideration by the Governance and Nominating Committee may do so by submitting the name and qualifications of the prospective candidate to the Corporate Secretary. Stockholder must propose nominees for consideration by the Governance and Nominating Committee in accordance with the procedures and other requirements set forth in the Company’s Bylaws. See “2026 Annual Meeting and Stockholder Proposals”. The Governance and Nominating Committee considers director candidates recommended by stockholders in the same manner as those identified through other sources, in accordance with the Company’s Corporate Governance Guidelines.

The Governance and Nominating Committee evaluates all candidates based on a set of core attributes and competencies that the Governance and Nominating Committee believes are essential to effective Board service. These criteria include:

•	judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;
•	diversity of viewpoints, background, work and other experiences (including military service);
•	business or other relevant experience; and
•

the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

This process is intended to support a Board composition that reflects the Company’s current governance objectives and oversight responsibilities.

Stockholder Engagement and Communications with the Board. Stockholders or other interested parties looking to engage with the Board or any specific director are encouraged to direct their correspondence to Chain Bridge Bancorp, Inc., Attention: David M. Evinger, Corporate Secretary, at 1445-A Laughlin Avenue, McLean, VA 22101.

Upon receipt, Management may assess the nature of your communication and take one of the following actions:

•	Forwarding: If your message is addressed to specific director(s), it will be forwarded accordingly.
•

Direct Handling or Delegation: Inquiries seeking information relating to stock matters, or pertaining to the Company’s regular business operations, may be addressed directly by Management or delegated to the appropriate staff members.

•

Retention without Forwarding: Communications deemed to be primarily commercial or political, or those that are improper, frivolous, or not relevant, will not be forwarded. Instead, these will be retained and made available for review by the entire Board at the next scheduled meeting.

This process aims to appropriately manage communications deemed significant and relevant by the Company’s Management. Relevant communications may be escalated to the Board to facilitate constructive dialogue between stockholders and the Company’s leadership.

Director Attendance at the Annual Meeting. While we do not have a formal policy regarding our directors’ attendance at the Company’s annual and special meetings, our Board values the presence of all directors at the Annual Meeting, recognizing it as an important opportunity for stockholders to engage directly with the Board. Directors may attend either in person or remotely, both of which are considered valid forms of attendance. Our directors’ presence reflects the directors’ support for the Company and their willingness to hear stockholder concerns.

The 2024 Annual Meeting was attended by Peter G. Fitzgerald, John J. Brough, II, David M. Evinger, Andrew J. Fitzgerald, Joseph M. Fitzgerald, Thomas G. Fitzgerald, Jr., Paul Leavitt, Benita Thompson-Byas, Michael J. Conover, Leigh-Alexandra Basha, Mark Martinelli, and Yonesy F. Nunez.

Code of Business Conduct and Ethics

Our Board has adopted the Code of Business Conduct and Ethics which applies to all our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Business Conduct and Ethics provides that our directors, officers, and employees are expected to uphold the highest level of personal and professional integrity in all activities and must comply with all applicable laws, regulations and the Company’s policies, including our Code of Business Conduct and Ethics, and is intended to comply with the NYSE’s requirements for a code of conduct and qualify as a “code of ethics” as defined by the rules of the SEC. If we amend or grant any waiver from any provision of our Code of Business Conduct and Ethics that applies to our directors or executive officers, we will publicly disclose such amendment or waiver as required by applicable law, including by filing a Current Report on Form 8-K, and we intend to disclose such amendment or waiver on our website. The Code of Business Conduct and Ethics is accessible on the Bank’s investor relations website at https://ir.chainbridgebank.com/, under the “Governance” tab.

Corporate Governance Guidelines

The Board, upon the recommendation of the Governance and Nominating Committee, has adopted a set of Corporate Governance Guidelines intended to support the effective functioning of the Board and its committees and to reflect a shared understanding of the roles and responsibilities of the Board, its committees, individual directors, and senior management (the “Corporate Governance Guidelines”). The Corporate Governance Guidelines are made available for informational purposes on the Bank’s investor relations website at https://ir.chainbridgebank.com/, under the “Governance” tab.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities by directors, officers, employees and the Company itself (the “Insider Trading Policy”). The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with applicable U.S. federal securities laws and the listing standards of the NYSE relating to insider trading. The Insider Trading Policy is filed with the SEC as Exhibit 19.1 to the Company’s Annual Report on Form 10-K.

DIRECTOR AND NAMED EXECUTIVE OFFICER COMPENSATION

Director Compensation

Non-employee directors of both the Company and the Bank are compensated through a combination of annual stipends and per-meeting fees. No equity-based compensation is provided to any of the directors. Directors who are also employees of the Company or the Bank do not receive compensation for their Board service.

In 2024, the annual retainer for serving as a director of the Bank was set at $10,000. There is no separate annual retainer for serving as a director of the Company.

For each Board meeting of the Company attended in 2024 (whether in person or virtually), directors received a fee of $2,500. For each Board meeting of the Bank attended in 2024 (whether in person or virtually), directors received a fee of $1,500. Additionally, for Company and Bank committee meetings, directors received a fee of $750 per meeting. To recognize their additional responsibilities, chairs of any Board committee received an additional annual stipend of $2,500.

Additionally, as described above in the subsection titled “Special Committee of the Board”, our directors who served on the Special Committee were paid a fee of $750 per meeting. The chair of the Special Committee received an additional one-time cash retainer payment of $2,500. The Special Committee met twelve times in fiscal year 2024 and ended its term on July 25, 2024.

In January 2025, the Governance and Nominating Committee recommended the following 2025 director fee schedules for the Company and the Bank (“Director Fee Schedule”), which the Boards of both the Company and the Bank adopted:

	$	$
Company Board & Committee Fees	2025	Change from 2024 Rate
Chairman of the Board Retainer (annual)	$0	–
Board of Directors Meeting Fee (per meeting)	$2,500	–
Committee Meeting Fee (per meeting)	$1,000	+ $250
Audit Committee Chairperson Retainer (annual)	$5,000	+ $2,500
Compensation Committee Chairperson Retainer (annual)	$2,500	–
Risk Committee Chairperson Retainer (annual)	$2,500	–
Governance & Nominating Committee Chairperson Retainer (annual)	$2,500	–

Bank Board & Committee Fees	2025	Change from 2024 Rate
Chairman of the Board Retainer (annual)	$0	–
Non-Employee Director Retainer ($2,500 paid quarterly)	$10,000	–
Board of Directors Meeting Fee (per meeting)	$1,500	–
Committee Meeting Fee (per meeting)	$750	–
Committee Chairperson Retainer (annual)	$2,500	–

In addition, as part of the Director Fee Schedule, the Boards of both the Company and the Bank adopted a policy to reimburse directors for reasonable expenses incurred in connection with Board service up to $5,000 per year.

The Governance and Nominating Committee recommends the compensation structure for non-employee directors, which is then subject to approval by the full Board. This approach is designed to ensure fair compensation for directors’ commitment and contributions to the governance of the Company and the Bank, aligning their interests with the long-term success of both entities. Directors must be present either in person or remotely at meetings to qualify for these fees, emphasizing the importance of regular active participation on the Board.

Director Compensation Table

The following chart provides the compensation paid to our non-employee directors for the year ended December 31, 2024:

Name	Company Fees Earned or Paid in Cash (1) ($)	Bank Fees Earned or Paid in Cash (1) ($)	Total ($)
Leigh-Alexandra Basha (2)	$19,750	$32,000	$51,750
Michael J. Conover (3)	$43,500	$30,250	$73,750
Andrew J. Fitzgerald	$22,250	$31,750	$54,000
Joseph M. Fitzgerald (3)	$41,000	$39,300	$80,300
Thomas G. Fitzgerald, Jr.	$23,000	$37,250	$60,250
Michelle L. Korsmo	$28,500	$25,000	$53,500
Paul W. Leavitt (3)	$41,250	$36,800	$78,050
Mark Martinelli (3)	$43,500	$31,000	$74,500
Yonesy F. Núñez (3)	$32,000	$33,500	$65,500
Benita Thompson Byas	$25,500	$32,850	$58,350
Totals	$320,250	$329,700	$649,950

(1)	Amounts reflect a per-meeting fee of $2,500 for Company and $1,500 for Bank for all directors and additional retainers and fees for service as a committee member and committee chair.
(2)	Pursuant to an agreement between Ms. Basha and the law firm of McDermott Will & Emery LLP, Ms. Basha’s cash compensation was paid directly to the firm.
(3)	Amounts reflect fees of $750 per meeting of the Special Committee, as discussed above. Chair of Special Committee received an additional $2,500 for his services as chair of the Special Committee.

Executive Compensation

As an emerging growth company, the Company has opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation payable to the Company’s named executive officers, including a narrative description of the material factors necessary to understand the information disclosed in the Summary Compensation Table below.

The Compensation Committee, in consultation with the Board, determines the compensation for the Company’s named executive officers, who are identified by the Company in accordance with SEC rules (“Named Executive Officers”). For the year ended December 31, 2024, the Named Executive Officers were:

•	Peter G. Fitzgerald, Chairman of the Board
•	John J. Brough, II, Chief Executive Officer
•	David M. Evinger, President

The Named Executive Officers play crucial roles in guiding the strategic direction and operational management of the Company, reflecting their significance within the organization’s leadership structure.

2024 Summary Compensation Table

Compensation for Named Executive Officers
Name	Year	Salary ($)	Non-Equity Incentive Plan Compensation (1) ($)	All Other Compensation (2) ($)	Total ($)
Peter G. Fitzgerald	2024	$310,290	$60,631	$17,250	$388,171
Chairman of the Board	2023	$294,008	$44,579	$15,040	$353,627

John J. Brough, II	2024	$376,046	$154,126	$17,250	$547,422
Chief Executive Officer	2023	$355,876	$105,134	$19,010	$480,020

David M. Evinger	2024	$361,036	$151,193	$17,250	$529,479
President	2023	$341,663	$93,841	$16,500	$452,004

(1)

For 2024, the amounts reported reflect (1) actual bonuses earned for fiscal year 2024 under the Incentive Compensation Plan, as discussed further below in “— Narrative Disclosure to Summary Compensation Table,” that were paid in February 2025, reflecting the Company’s performance throughout the calendar year of 2024 ($60,631 for Mr. Fitzgerald, $73,479 for Mr. Brough and $70,546 for Mr. Evinger) and (2) amounts that vested and were earned in 2024 under the Cash LTIP, as discussed further below ($80,647 for Mr. Brough and $80,647 for Mr. Evinger). For 2023, the amounts reported reflect (1) actual bonuses earned for fiscal year 2023 under the Incentive Compensation Plan, as discussed further below in “— Narrative Disclosure to Summary Compensation Table,” that were paid in February 2024, reflecting the Company’s performance throughout the calendar year of 2023 ($44,579 for Mr. Fitzgerald, $53,960 for Mr. Brough and $51,805 for Mr. Evinger) and (2) amounts that vested and were earned in 2023 under the Cash LTIP, as discussed further below ($51,174 for Mr. Brough and $42,036 for Mr. Evinger, which have been updated from the amounts previously reported for 2023 in the Summary Compensation Table in the Company’s Registration Statement on Form S-1 ($42,904 for Mr. Brough and $36,547 for Mr. Evinger) in order to correct the underreporting (by $8,270 for Mr. Brough and $5,489 for Mr. Evinger) of the amounts under the Cash LTIP for which the applicable performance requirement was satisfied in 2023).

(2)

The amounts reported reflect, for each Named Executive Officer, $17,250 paid by the Bank in the form of matching contributions under its 401(k) plan in 2024, as discussed further below in “— Narrative Disclosure to Summary Compensation Table”.

Narrative Disclosure to 2024 Summary Compensation Table

General. The Compensation Committee has determined that the total compensation paid to the Company’s Named Executive Officers for 2024—consisting of base salary, short-term incentive compensation, and long-term incentive compensation—was designed to reflect the Company’s financial and risk management outcomes during the year and to align with stockholder interests. In assessing 2024 compensation levels, the Compensation Committee also reviewed compensation practices at peer institutions in the banking and financial services sector for comparative reference. The Company does not maintain employment agreements or individual contractual arrangements with any of the Named Executive Officers.

Salary. Annual base salaries for the Named Executive Officers were approved by the Compensation Committee following a review of each executive’s responsibilities, experience, and individual performance in 2023, as well as the Company’s overall financial and risk-related results for that year. The Compensation Committee considered publicly available and proprietary market compensation data from the banking industry to inform its judgment as to base salary competitiveness. This review was conducted with the goal of maintaining compensation practices appropriate for the Company’s size, complexity, and regulatory environment. As of December 31, 2024, the base salaries for Mr. Peter G. Fitzgerald (Chairman of the Board), Mr. John J. Brough, II (Chief Executive Officer), and Mr. David M. Evinger (President) were $310,290, $376,046, and $361,036, respectively.

Short-Term Cash Incentive Compensation. The Company maintains a short-term cash incentive compensation plan (the “Incentive Compensation Plan”) for eligible employees of the Bank, including the Named Executive Officers. The Incentive Compensation Plan rewards participants based on the performance of the Company as a whole, focusing on both financial results and risk management.

Bonuses are earned under the Incentive Compensation Plan based on, for fiscal year 2024, a total of up to 23 points awarded for the achievement of two performance components: financial performance and risk management. The 2024 financial performance component (up to 14 available points) is based upon the Company’s annual return on average equity and growth in average assets. The 2024 risk management performance component (up to 9 points) is based upon a number of compliance, safety and soundness, internal audits, and similar factors. In the event of certain risk failures, no amounts are earned under the Incentive Compensation Plan regardless of the number of points earned. The Board has the final authority to approve incentive payments under the Incentive Compensation Plan.

Payouts under the Incentive Compensation Plan for each Named Executive Officer are determined by multiplying the Named Executive Officer’s annual base salary by a fraction, the numerator of which is the number of points achieved based on the performance measurements for the applicable year and the denominator of which is 100.

In 2024, a total 19.54 points were achieved under the Incentive Compensation Plan, comprising 14.00 points earned under the financial performance component and 5.54 points earned under the risk management component, resulting in the following annual cash bonuses becoming payable to Named Executive Officers: Mr. Fitzgerald, $60,631; Mr. Brough, $73,479; and Mr. Evinger, $70,546; these amounts were paid in February 2025.

Payouts under the Incentive Compensation Plan are subject to the Company’s clawback policy, as described below in “—Clawback Policy.”

Long-Term Cash Incentive Compensation. The Company administers a long-term cash incentive plan, which was amended and restated on September 10, 2024 (the “Cash LTIP”) to incentivize and retain key employees of the Bank and encourage participants to contribute to the long-term increase of the Company’s retained earnings. Mr. Brough and Mr. Evinger participate in the Cash LTIP. Mr. Fitzgerald does not hold any awards under the Cash LTIP.

Under the Cash LTIP, awards are calculated based on the growth of the Company’s retained earnings per share over a five-year vesting period. Following the end of the vesting period, the payouts of each award under the Cash LTIP are equal to (i) the retained earnings of the Company on the fifth anniversary of the last day of the plan year with respect to which the award was granted, plus (ii) all cash dividends declared and paid by the Company on or after the last day of the year for which the award was granted, up to and including such fifth anniversary date, minus (iii) the Company’s retained earnings as of the last day of the year with respect to which the award was granted, divided by the number of shares of common stock of the Company outstanding on such fifth anniversary date. The five-year period is designed to promote the long-term retention of participants and to deter engagement in short-term, high-risk activities that may harm the Company’s long-term interests. Awards granted prior to the amendment and restatement of the plan on September 10, 2024 were subject to a seven-year vesting period.

Under the Cash LTIP, in the event of any increase or decrease in retained earnings of the Company or the number of shares of Company common stock outstanding that occurs by reason of a corporate event (including, but not limited to, a stock issuance, stock dividend, stock split, reverse stock split, recapitalization, repurchase of treasury shares, merger, consolidation, combination, exchange of shares, infusion of capital, or other similar corporate change), the Compensation Committee will equitably adjust the number and value of Cash LTIP awards then outstanding.

The Compensation Committee maintains the authority and discretion to determine eligibility for participation in the Cash LTIP and to allocate awards thereunder. The Board holds the final authority to approve any awards.

For fiscal year 2024, the amounts earned by the Named Executive Officers under the Cash LTIP were as follows, which represents the vesting and distribution of awards granted in 2017: Mr. Brough, $80,647; and Mr. Evinger, $80,647.

For fiscal year 2024, the Named Executive Officers were granted the following awards under the Cash LTIP: Mr. Brough, 20 awards; and Mr. Evinger, 20 awards. In November 2024, as a result of the reclassification of the Company’s common stock and the Company’s initial public offering, pursuant to the Cash LTIP the Compensation Committee equitably adjusted the number of outstanding awards under the Cash LTIP, including the awards of Mr. Brough and Mr. Evinger, based on the underlying share reclassification multipliers. Following the adjustments, the number of awards granted to Mr. Brough and Mr. Evinger under the Cash LTIP for fiscal year 2024 equaled 4,884 awards each.

Stock Awards; Option Awards. The Company currently does not grant any type of equity compensation to Named Executive Officers or its other employees.

Non-qualified Deferred Compensation Plan. The Company does not provide a non-qualified deferred compensation plan for the Named Executive Officers or other employees.

401(k) Plan. The Bank offers a 401(k) tax-qualified defined contribution plan aimed at providing retirement benefits to all eligible full-time employees, including the Named Executive Officers. The plan is structured as a safe harbor plan, allowing participants to make tax-deferred contributions toward retirement. The Bank matches 100% of employee contributions up to 4% of an employee’s pay, and 50% on contributions between 4% and 6% of an employee’s pay, for a total maximum employer match of 5%. Employee contributions are immediately vested, and employer matching contributions vest after two years of service.

Other Benefits. Our Named Executive Officers are eligible to participate in the Bank’s health and welfare programs, including health, dental, group term life and long-term disability insurance, in each case to the same extent and on the same basis as our other employees.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2024

None of our Named Executive Officers held any equity awards as of December 31, 2024.

Potential Payments upon Termination or a Change of Control

Cash Severance. As stated above, the Company is not party to any employment agreements with the Named Executive Officers, nor are there any severance plans, programs or policies in place.

Annual Bonuses under the Incentive Compensation Plan. Under the Incentive Compensation Plan, upon a termination of employment due to retirement after attainment of age 65, death, or total disability, a Named Executive Officer will earn a pro rata annual bonus for the year of termination, based on their actual level of performance. On any other termination of employment, no bonus will be earned.

If the Company or the Bank is party to a merger or consolidation in which it is not the surviving corporation, the Incentive Compensation Plan will be frozen and bonuses will be determined thereunder as of the date of such merger or consolidation based on results through that date.

Awards under the Cash LTIP. For awards granted prior to September 10, 2024, upon a termination of employment due to retirement, after attainment of age 65 and having three years of employment with the Bank, death, or total disability, a Named Executive Officer will vest in any outstanding, unvested awards under the Cash LTIP, which will be paid within 74 days following termination of employment (for death or total disability) or following the end of the regular vesting period (for retirement). In addition, a Named Executive Officer will become fully vested in all awards under the Plan if on or prior to the 74 days following a change of control, (1) the employment of the Named Executive Officer is terminated without cause or (2) the Named Executive Officer’s base salary is reduced from the level in effect immediately prior to the change of control.

For awards granted on or after September 10, 2024, the same treatment as described in the paragraph above will apply, except that: (1) the vesting of awards upon retirement is limited to awards granted at least three years prior to the date of retirement and (2) with respect to the treatment of awards upon a change of control, a Named Executive Officer will become fully vested in all awards under the A&R Cash LTIP only if, on or within 24 months of a change of control, the Named Executive Officer’s employment is terminated by the Company or its affiliates other than for cause or subject to certain procedural requirements, the Named Executive Officer resigns following a material reduction of the participant’s annual base salary or wage rate from the annual base salary or wage rate in effect immediately prior to the change of control or immediately prior to the reduction (whichever is greater).

Other Policies

Hedging and Speculative Trading. Our Insider Trading Policy prohibits all employees, officers, and directors from engaging in speculative transactions involving Chain Bridge securities, including short-selling, purchasing securities on margin, or entering into put or call options, equity swaps, forward contracts, or other derivative arrangements. These prohibitions apply regardless of whether the individual is in possession of material non-public information.

Pledging. The Policy also prohibits pledging Chain Bridge securities as collateral for a loan or otherwise using Company securities in any margin or secured borrowing transaction.

To the Company’s knowledge, as of the date of this Proxy Statement, none of the Company’s directors or executive officers hold Chain Bridge securities that are subject to a pledge or hedge arrangement.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information. The Company currently does not grant any type of equity compensation to Named Executive Officers or its other employees.

Clawback Policy. The Company has adopted and implemented a written policy for the recoupment of incentive-based compensation (the “Clawback Policy”) that is intended to comply with Rule 10D-1 under the Exchange Act and the applicable listing standards of the NYSE. The Clawback Policy was formally adopted by the Board in September 2024 and became effective October 3, 2024.

Under to the Clawback Policy, the Company is obligated to recover, in a reasonably prompt manner, certain incentive-based compensation that was erroneously awarded to current or former executive officers, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. This includes both:

•	a restatement that corrects an error that is material to previously issued financial statements; and
•

a restatement that corrects an error that would not be material to previously issued financial statements, but would result in a material misstatement if left uncorrected or corrected in the current period.

The recoverable amount is the excess of the incentive-based compensation received by the executive officer over the amount that would have been received had the compensation been determined based on the restated financial results, as determined by the Compensation Committee, and computed without regard to taxes paid.

The Clawback Policy applies to incentive-based compensation received by individuals:

•	after beginning service as an executive officer,
•	who served as an executive officer during the performance period for which the compensation was awarded,
•	while the Company has a class of securities listed on a national securities exchange; and
•	during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement.

The Clawback Policy prohibits indemnification or reimbursement of any amounts subject to recovery and provides that the Company shall not pay for any insurance or other arrangements that would offset the impact of any such recovery. The Clawback Policy states that any recoveries and related disclosures are expected to be made in a manner consistent with SEC rules, NYSE listing standards and other applicable rules and regulations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following information is provided with respect to each person who is an executive officer of the Company and the Bank but are not directors of the Company.

Name	Age	Position with the Company
Joanna R. Williamson	41	Executive Vice President, Chief Financial Officer
James R. Pollock	38	Senior Vice President, Corporate Development Officer

Joanna R. Williamson, CPA

Executive Vice President & Chief Financial Officer, Chain Bridge Bancorp, Inc.

Executive Vice President & Chief Financial Officer, Chain Bridge Bank, N.A.

Ms. Joanna R. Williamson, CPA, is the Executive Vice President and Chief Financial Officer of both the Company and the Bank. Ms. Williamson joined the Bank in August 2015 as Vice President and Controller. In January 2018, she was appointed Treasurer of the Company and later assumed the role of Senior Vice President and Chief Financial Officer of the Bank. In January 2023, she was promoted to Executive Vice President of the Bank. As of January 2024, she holds the position of Executive Vice President and Chief Financial Officer of the Company and has been reappointed as Executive Vice President and Chief Financial Officer of the Bank. Prior to joining the Bank, Ms. Williamson held managerial positions at Fannie Mae and Dixon Hughes Goodman LLP. She also worked as a Senior Auditor with Ernst & Young. Ms. Williamson is a licensed Certified Public Accountant (“CPA”) and holds an M.S. and a B.S. in Accounting, magna cum laude, from Virginia Tech.

James R. Pollock, M.B.A.

Senior Vice President, Corporate Development Officer, Chain Bridge Bancorp, Inc.

Senior Vice President, Chief Commercial Lending Officer, Chain Bridge Bank, N.A.

Mr. James R. Pollock joined the Company on August 12, 2024 as Senior Vice President, Corporate Development Officer of the Company and Chief Commercial Lending Officer of the Bank. Previously, Mr. Pollock worked at Wilmington Trust, a provider of wealth and institutional services and a subsidiary of M&T Bank Corporation, from 2015 until August 2024. Mr. Pollock most recently served as Senior Vice President and Head of Relationship Management where he led consolidated relationship management teams in corporate fiduciary services. Mr. Pollock also served as Senior Vice President and Head of Sub-Agency, where he led a component of the loan markets business and managed large-scale projects such as the LIBOR transition to replacement benchmarks. His earlier roles at the firm included Vice President of Product Development and Business Lead for a multi-year international expansion initiative. He began his financial services career at PNC Bank as a business banker.

Mr. Pollock earned his Master of Business Administration from Georgetown University’s McDonough School of Business, where he graduated as Salutatorian and was recognized as a McDonough Scholar. He received his Bachelor of Arts degree, summa cum laude, in Philosophy from Gettysburg College. Mr. Pollock is actively involved in his community and has served as a Deacon of the Georgetown Presbyterian Church.

CERTAIN RELATIONSHIPS AND OTHER RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in “Director and Named Executive Officer Compensation” above, this section describes each transaction since January 1, 2021, and each proposed transaction, in which:

•	we have been or are to be a participant;
•	the amount involved exceeds or will exceed $120,000; and
•

any of our directors, executive officers or principal stockholders, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees) (collectively, “principal stockholders”), had or will have a direct or indirect material interest.

Relationship with the Fitzgerald Family. Our Chairman, Peter G. Fitzgerald, is the uncle of our directors Thomas G. Fitzgerald, Jr. and Andrew J. Fitzgerald. In addition, Peter G. Fitzgerald’s siblings — Gerald F. Fitzgerald, Jr., James G. Fitzgerald, Thomas G. Fitzgerald and Julie Fitzgerald Schauer — are each beneficial owners of more than 5% of our outstanding Class B common stock. While members of the Fitzgerald Family collectively beneficially own a majority of the outstanding Class B common stock and a majority of the combined voting power of our common stock, to the Company’s knowledge, none of the Fitzgerald Family members is currently party to any voting agreement, arrangement, or understanding regarding the voting of any shares of the Company’s common stock. Certain family members may be deemed to share beneficial ownership of shares held through family trusts, estate planning entities, or similar investment vehicles, as disclosed under the section titled “Beneficial Ownership of Principal Stockholders, Executive Officers and Directors.”

Ordinary Banking Relationships. Certain of our directors, executive officers, and beneficial owners of more than 5% of our voting securities (collectively, “Related Persons”), together with their immediate family members and affiliated entities, currently maintain, or have previously maintained, deposit accounts, residential mortgage loans, fiduciary accounts administered by the Bank’s Trust & Wealth Department, and other financial services relationships with the Company and the Bank in the ordinary course of business. These transactions have included commercial and consumer loans, residential mortgages, personal and business deposit accounts, and fiduciary and investment management services provided through the Trust & Wealth Department.

All such transactions were made in the ordinary course of business, have been conducted on terms, including interest rates and collateral, that are substantially the same as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. As of the date of this Proxy Statement, none of the loans involving Related Persons were classified as nonaccrual, past due, restructured, or as potential problem loans.

As of December 31, 2024, directors, executive officers, Related Persons, and their Immediate Family Members and affiliated entities had credit outstanding with the Company and the Bank in an aggregate principal amount of approximately $8.6 million. We expect to continue entering into similar transactions in the ordinary course of business on substantially the same terms as those available to unaffiliated customers, and in compliance with the Bank’s Loan and Credit Policy, Regulation O of the Board of Governors of the Federal Reserve System, and applicable fiduciary standards.

Statement of Policy Regarding Transactions with Related Persons. Transactions between the Company and the Bank, or between either entity and any “Related Person” as defined in Item 404(a) of Regulation S-K, are governed by a formal Related Party Transactions Policy adopted by the Board of Directors and are subject to applicable legal and regulatory requirements. These requirements include Sections 23A and 23B of the Federal Reserve Act, which govern transactions between banks and affiliates, and the Federal Reserve’s Regulation O, which governs extensions of credit to directors, executive officers, and principal shareholders of banks and their related interests.

In accordance with the Company’s Code of Business Conduct and Ethics and its Related Party Transactions Policy, all directors, executive officers, and employees of the Company and the Bank are required to promptly disclose any actual or potential conflict of interest involving a proposed transaction with the Company or the Bank in which they or a related party may have a direct or indirect material interest. Such disclosures must be made to the Corporate Secretary, the Chief Executive Officer of the Company or the Bank, or the Chair of the Audit Committee, as appropriate. This obligation generally excludes any interest arising solely from ownership of less than 1% of any class of the outstanding equity securities of a publicly traded bank or bank holding company.

In addition, the Company’s Board of Directors has adopted a written policy requiring that any transaction since the beginning of the last completed fiscal year in which the amount involved exceeds $120,000 and a Related Person has or will have a direct or indirect material interest must be reviewed and, if appropriate, approved or ratified by the Audit Committee. The Corporate Secretary gathers and assesses relevant information, and transactions deemed to involve a potential Related Party interest are submitted to the Audit Committee for further consideration.

In evaluating whether to approve or ratify a Related Party Transaction, the Audit Committee considers all relevant facts and circumstances, including: (i) the Related Person’s relationship to the Company and interest in the transaction; (ii) the material facts of the transaction, including the amount involved; (iii) the benefits to the Company of the transaction; (iv) if applicable, the availability from other sources of comparable products or services; and (v) an assessment of whether the transaction is on terms that are comparable to the terms available to or from an unrelated third party or to employees generally. A director may not participate in any approval involving a transaction in which he or she has a direct or indirect interest.

Certain categories of transactions are expressly excluded from the formal review and approval process under the policy, including: (i) compensation arrangements reviewed or approved by the Compensation Committee or disclosed under Item 402 of Regulation S-K; (ii) extensions of credit made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those offered at the time to non-affiliated persons, and that do not involve more than the normal risk of collectability or present other unfavorable features; and (iii) inter-company service or management fee arrangements governed by the Bank’s Management and Service Fees Policy and documented in inter-affiliate service agreements consistent with Sections 23A and 23B of the Federal Reserve Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Yount, Hyde & Barbour, P.C. (“YHB”) has served as the Company’s auditor since 2007. In their role of independent registered public accounting firm, YHB has conducted audits of the Company’s consolidated financial statements and provided services, as further described below, for the fiscal years ending December 31, 2024 and December 31, 2023.

Audit and Non-Audit Services Pre-Approval Policy. The Charter of the Audit Committee mandates that all auditing services and permitted non-audit services provided by the Company’s independent auditors must receive prior approval from the Audit Committee. This includes the approval of all associated fees and other terms of engagement. Consistent with this policy, the Audit Committee pre-approved the engagement of YHB for the services outlined below during the fiscal years ending December 31, 2024 and December 31, 2023. YHB did not provide any services beyond those that were pre-approved in adherence to these policies.

Audit Fees. For the fiscal years ended December 31, 2024, and December 31, 2023, YHB billed the Company aggregate fees of $352,000 and $168,000, respectively. The fees for both 2024 and 2023 encompassed the audit of the Company’s consolidated financial statements conducted in accordance with the Public Company Accounting Oversight Board (PCAOB) standards, as well as the evaluation of the effectiveness of the Company’s internal controls over financial reporting pursuant to the requirements of the Federal Deposit Insurance Corporation Improvement Act (FDICIA). In 2024, audit fees also included the review of the third quarter Form 10-Q and annual report on Form 10-K as filed with the SEC, as well as fees associated with the Company’s initial registration of securities on Form S-1, including issuance of a comfort letter and related consents.

Audit-Related Fees. For the fiscal year ending December 31, 2024, YHB billed the company $4,000 for assurance and related services that are reasonably related to YHB’s audits and not reported under “audit fees”. For the fiscal year ending December 31, 2023, YHB billed the Company $7,500 for audit-related professional services for procedures performed in connection with the quarterly stockholders’ earnings release.

Tax Fees. For the fiscal years ending December 31, 2024, and December 31, 2023, YHB billed the Company $9,500 and $9,000, respectively, for professional services related to tax compliance and tax advisory services. YHB did not perform any tax services directly for the Company’s directors or executive officers during these periods.

All Other Fees. For the fiscal years concluding on December 31, 2024, and December 31, 2023, YHB billed the Company $17,000 and $15,450, respectively, for services related to the SOC for Cybersecurity Examination attestation engagement.

The chart below outlines the fees billed by YHB for professional services provided during the fiscal years 2024 and 2023.

Auditor Fees and Services	2024	2023
Audit Fees	$352,000	$168,000
Audit-Related Fees	$4,000	$7,500
Tax Fees	$9,500	$9,000
All Other Fees	$17,000	$15,450
Totals	$382,500	$199,950

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is composed of four directors, each of whom is independent. The Audit Committee operates under a written charter adopted by the Board of Directors, which is accessible on the Bank’s website at, https://ir.chainbridgebank.com/ under the “Governance” tab.

During the fiscal year ended December 31, 2024, the Audit Committee:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with Management and the independent registered public accounting firm;
•	Discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees and the SEC;
•

Received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the auditors their independence from Management and the Company; and

•

Reviewed and approved the internal audit plan, and discussed the results of internal audit examinations and internal control evaluations, with and without management in attendance and monitored the progress of any internal audit findings, if any, until resolved.

Following these activities, the Audit Committee has advised the Board of Directors to include the audited financial statements in the Annual Report on Form 10-K for the fiscal year concluded on December 31, 2024.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

CHAIN BRIDGE BANCORP, INC.

Mark Martinelli, Chair

Michael J. Conover

Joseph M. Fitzgerald

Paul W. Leavitt

HOUSEHOLDING

The Company sends the proxy statement and Annual Report to every stockholder of record, whether holding Class A or Class B common stock, at their registered address. Additionally, these documents are accessible through Broadridge Corporate Issuer Solutions, the Company’s transfer agent, with instructions for online access provided on the proxy card.

The SEC has adopted rules that permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report with separate proxy cards to the stockholders at that address. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Although the Company does not household materials, it is important to note that some banks, brokers, and other nominee record holders may only send one copy of the Company’s documents, including the Annual Report and proxy statement, to multiple stockholders residing at the same address unless contrary instructions have been received from the affected stockholders.

If you prefer to receive a single copy of these documents within your household, or if you currently receive a single copy and would like to request multiple copies of proxy materials, you may request this either in writing or by phone. Please direct your request to the Corporate Secretary at Chain Bridge Bancorp, Inc., Attention: David M. Evinger, Corporate Secretary, 1445-A Laughlin Avenue, McLean, VA 22101, via email at devinger@chainbridgebank.com, or by calling (703) 748-7389. If you are a beneficial owner and receive multiple copies of our proxy materials and you would like to receive only one copy, or if you and another stockholder receive only one copy and would like to receive multiple copies, contact your broker, bank, or other nominee.

INCORPORATION BY REFERENCE

Only the following sections of this proxy statement shall be deemed incorporated by reference into our 2024 Annual Report on Form 10-K in response to Part III, Items 10, 11, 12, 13 and 14 thereof: Security Ownership of Certain Beneficial Owners and Management; Proposal 1—Election of Directors; Corporate Governance of the Board; Director and Named Executive Officer Compensation; Executive Officers Who Are Not Directors; Certain Relationships and Other Related Party Transactions; Independent Registered Public Accounting Firm; 2026 Annual Meeting And Stockholder Proposals.

To the extent that this proxy statement is incorporated by reference into any other filing by the Company under either the Securities Act of 1933, as amended, or the Exchange Act, the section of this proxy statement titled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated into any such filing, unless specifically provided otherwise in such filing.

OTHER MATTERS

As of the date of this proxy statement, the Company is not aware of any additional items to be presented for action by stockholders at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any of its adjournments, the individuals designated in the provided proxy will exercise their discretion to vote on such matters in a manner they deem appropriate.

2026 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

The procedures for stockholders to submit director nominations or other business for consideration at the Company’s 2026 Annual Meeting of Stockholders are governed by the Company’s Amended and Restated Bylaws and applicable rules and regulations of the SEC. A stockholder of record who is entitled to vote at the 2026 Annual Meeting and who complies with the applicable requirements of the Company’s Bylaws may nominate one or more candidates for election to the Board of Directors or propose other business to be considered at the meeting.

In order for a stockholder proposal or director nomination submitted pursuant to SEC Rule 14a-8 under the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2026 Annual Meeting, such proposal or nomination must be received by the Corporate Secretary at the Company’s principal executive offices no later than the close of business on December 29, 2025, and must comply in all respects with Rule 14a-8 and other applicable SEC rules. Proposals that fail to meet these requirements will be excluded from the proxy materials.

In addition, any stockholder intending to solicit proxies in support of director nominees other than the Company’s nominees must comply with the advance notice and disclosure requirements of Rule 14a-19 under the Exchange Act, including the requirement to notify the Company of such intent no later than April 19, 2026.

For proposals or nominations not submitted under Rule 14a-8, but instead pursuant to the advance notice provisions of the Company’s Bylaws, a stockholder’s written notice must be delivered to the Corporate Secretary using an Acceptable Delivery Method (as defined in the Bylaws) and must be received no earlier than February 18, 2026 and no later than March 20, 2026. However, in the event that the date of the 2026 Annual Meeting is more than 30 days earlier or more than 60 days later (other than as a result of an adjournment or recess) than the anniversary date of the 2025 Annual Meeting, then such notice must be received not earlier than the 120th day prior to the date of such meeting and not later than the later of (i) the 90th day prior to the date of such meeting and (ii) the tenth day following the date on which public disclosure of the date of such meeting is first made by the Company.

Stockholders are strongly encouraged to review the Company’s Bylaws in their entirety for a full description of the procedural and substantive requirements applicable to stockholder nominations and proposals. Failure to comply strictly with these requirements may result in such proposals or nominations being declared untimely, incomplete, or otherwise not properly brought before the meeting.

Summary of Key Deadlines for Stockholder Proposals

and Nominations – 2026 Annual Meeting

Type of Proposal or Nomination	Method of Submission	Deadline	Notes
Inclusion in 2026 Proxy Statement	SEC Rule 14a-8	December 29, 2025	Must comply with Rule 14a-8 and Company Bylaws
Universal Proxy Rule Notice (for opposing nominees)	SEC Rule 14a-19(b)	April 19, 2026	Required if soliciting proxies for non-Company nominees
Director Nomination or Business Proposal (Bylaws)	Company Bylaws (non-14a-8)	February 18 – March 20, 2026	Applies if the 2026 Annual Meeting is held 30 days or less earlier than the anniversary of the 2025 Annual Meeting or 60 days or less after such anniversary date
Alternate Bylaw Window	Company Bylaws (non-14a-8)	The latter of (i) 120–90 days before new meeting date; or (ii) 10 days after disclosure of the date of the 2026 Annual Meeting.	Applies if the 2026 Annual Meeting Date is held more than 30 days earlier or delayed (other than as a result of adjournment or recess) by more than 60 days later than the anniversary of the 2025 Annual Meeting

CHAIN BRIDGE BANCORP, INC.

By Order of the Board,

David M. Evinger President & Corporate Secretary

April 28, 2025

styleIPC Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Chain Bridge Bancorp, Inc. Internet: www.proxypush.com/CBNA Cast your vote online Annual Meeting of Stockholders Have your Proxy Card ready Follow the simple instructions to record your vote For Stockholders of record as of April 21, 2025 Phone: Wednesday, June 18, 2025 2:00 PM, Eastern Time 1-866-490-6838 Annual Meeting to be held live via the Internet—please visit Use any touch-tone telephone Have your Proxy Card ready www.proxydocs.com/CBNA for more details. Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 2:00 PM, Eastern Time, June 18, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Joanna R. Williamson and James R. Pollock (together, the “Named Proxies”), and each of them individually, as proxies, with full power of substitution and revocation, and authorizes them, and each of them, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of the Company, to be held virtually at http://proxydocs.com/CBNA on Wednesday, June 18, 2025 at 2:00 p.m., Eastern Time (the “Meeting”) and at any adjournment or postponement thereof, on the matters described in the accompanying proxy statement and on any other matters that may properly come before the Meeting or any adjournment thereof. The undersigned hereby confers discretionary authority upon the Named Proxies to vote upon such other matters as may properly come before the Meeting, and revokes any proxy previously given with respect to such shares. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Chain Bridge Bancorp, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of the following directors to serve until the 2026 Annual Meeting of Stockholders of the Company: FOR AGAINST ABSTAIN 1.01 Peter G. Fitzgerald FOR 1.02 Mark Martinelli FOR 1.03 Yonesy F. Núñez FOR 1.04 Michael J. Conover FOR 1.05 Leigh-Alexandra Basha FOR 1.06 John J. Brough, II FOR 1.07 David M. Evinger FOR 1.08 Thomas G. Fitzgerald, Jr. FOR 9 1.09 Andrew J. Fitzgerald FOR 1.10 Joseph M. Fitzgerald FOR 1.11 Michelle L. Korsmo FOR 1.12 Benita Thompson-Byas FOR 1.13 Paul W. Leavitt FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent FOR registered public accounting firm for the year ending December 31, 2025. Note. The transaction of such other business as may properly come before the meeting. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date